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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
OVERLAND STORAGE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OVERLAND STORAGE, INC.
4820 Overland Avenue
San Diego, California 92123

October 10, 2003

Dear Shareholder:

        You are cordially invited to attend the annual meeting of shareholders of Overland Storage, Inc. to be held at the offices of our company, located at 4820 Overland Avenue, San Diego, California 92123, on Monday, November 17, 2003 at 9:00 a.m. (Pacific Time).

        The attached notice of annual meeting and proxy statement include the agenda for the shareholders' meeting and explain the matters that we will discuss at the meeting, and provide general information about Overland Storage, Inc.

        Your vote is very important. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy as soon as possible to ensure your representation at the meeting. We have provided a postage-paid envelope for your convenience. If you plan to attend the annual meeting and prefer to vote in person, you may still do so even if you have already returned your proxy.

        If you are a shareholder of record (that is, if your stock is registered with us in your own name), then you may vote by telephone, or electronically over the Internet, by following the instructions included in the proxy statement and with your proxy card. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program provided through ADP Investor Communication Services that allows you to vote by telephone or the Internet. If so, the voting form that your nominee sends you will provide telephone and Internet instructions.

        We look forward to seeing you at the annual meeting.

                      Sincerely,

                      /s/ Christopher P. Calisi

                      CHRISTOPHER P. CALISI
                       President and Chief Executive Officer

OVERLAND STORAGE, INC.
4820 Overland Avenue
San Diego, California 92123

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
NOVEMBER 17, 2003

        The annual meeting of shareholders of Overland Storage, Inc. will be held at the offices of our company, located at 4820 Overland Avenue, San Diego, California 92123, on Monday, November 17, 2003, at 9:00 a.m. (Pacific Time) for the following purposes:

  1.
  To elect six directors;

  2.
  To approve an amendment to our company's 1996 Employee Stock Purchase Plan to increase the number of shares reserved for issuance under the plan from 500,000 to 600,000;

  3.
  To approve the 2003 Equity Incentive Plan;

  4.
  To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ended June 30, 2004; and

  5.
  To transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

        The foregoing items of business are more fully described in the proxy statement.

        The Board of Directors has fixed the close of business on September 22, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof. A list of shareholders entitled to vote at the meeting will be available for inspection at our offices.

By Order of the Board of Directors
/s/ Vernon A. LoForti
Dated: October 10, 2003	VERNON A. LoFORTI Secretary

All shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, sign, date and return the enclosed proxy card as soon as possible to ensure your representation at the meeting. A postage-paid return envelope is enclosed for your convenience. Shareholders with shares registered directly with our transfer agent, Wells Fargo Shareowner Services, may choose to vote those shares via the Internet at www.eproxy.com/ovrl, or they may vote telephonically, within the U.S. and Canada, by calling 1-800-240-6326. Shareholders holding shares with a broker or bank may also be eligible to vote via the Internet or to vote telephonically if their broker or bank participates in the proxy voting program provided by ADP Investor Communication Services. See "Voting Shares Registered in the Name of a Broker or Bank" in the proxy statement for further details on the ADP program. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if a broker, bank or other nominee holds your shares of record and you wish to vote at the meeting, then you must obtain from the record holder a proxy issued in your name.

OVERLAND STORAGE, INC.
4820 Overland Avenue
San Diego, California 92123

2003 PROXY STATEMENT

General Information

        Your proxy in the form of the enclosed proxy card has been solicited by the Board of Directors of Overland Storage, Inc., a California corporation, for use at our 2003 annual meeting of shareholders. The meeting will be held at the offices of our company, located at 4820 Overland Avenue, San Diego, California 92123, on Monday, November 17, 2003 at 9:00 a.m. (Pacific Time) or at any adjournment or postponement thereof, for the purposes stated herein. This proxy statement summarizes the information that you will need to know to vote in an informed manner.

Voting Rights and Outstanding Shares

        We will begin mailing this proxy statement and the accompanying proxy card on or about October 10, 2003 to all shareholders of record that are entitled to vote. Only shareholders that owned our common stock at the close of business on September 22, 2003 are entitled to vote at the annual meeting. On this record date, we had 12,996,194 shares of our common stock outstanding.

        Each share of our common stock that you own entitles you to one vote on all matters to be voted upon at the meeting. The proxy card indicates the number of shares of our common stock that you own. We will have a quorum to conduct the business of the annual meeting if holders of a majority of the shares of our common stock are present, in person or by proxy. Abstentions and broker non-votes (i.e., shares of common stock held by a broker or nominee that are represented at the meeting, but that the broker or nominee is not empowered to vote on a particular proposal) will be counted in determining whether a quorum is present at the meeting.

        Directors will be elected by a plurality of votes cast by shares present or represented at the meeting. Abstentions will have no impact on the election of directors. The proposals to (i) approve the amendment to our 1996 Employee Stock Purchase Plan; (ii) approve the adoption of our 2003 Equity Incentive Plan; and (iii) ratify the appointment of our independent auditors must be approved by a majority of votes actually cast. Abstentions and broker non-votes are not counted as votes for or against these proposals, but the number of votes cast in favor of each proposal must be at least a majority of the required quorum.

Voting Shares Registered in Your Name

        If you are a shareholder of record, you may vote in one of three ways:

  •
  Attend the 2003 annual meeting and vote in person;

  •
  Complete, sign, date and return the enclosed proxy card; or

  •
  Vote by telephone or the Internet following the instructions included with your proxy card and outlined below.

        If you are a shareholder of record, then you may go to http://www.eproxy.com/ovrl/ to vote your shares over the Internet. The votes represented by this proxy will be generated on the computer screen and you will be prompted to submit or revise your vote as desired. If you are using a touch-tone telephone and are calling from the U.S. or Canada, then you may vote your shares by calling

1-800-240-6326 and following the recorded instructions. You will be required to provide the control number contained on your proxy card when you vote either by the Internet or by telephone, so please have it available when you vote.

        Votes submitted by telephone must be received by 9:00 a.m., Pacific Time, on Friday, November 14, 2003. Votes submitted over the Internet must be received by 10:00 a.m., Pacific Time, on Friday, November 14, 2003. Submitting your proxy by telephone or via the Internet will not affect your right to vote in person should you decide to attend the annual meeting.

Voting Shares Registered in the Name of a Broker or Bank

        Most beneficial owners whose stock is held in street name will receive instructions for voting their shares from their broker, bank or other agent, rather than our proxy card.

        A number of brokers and banks participate in a program provided through ADP Investor Communication Services that allows shareholders to grant their proxy to vote shares by means of the telephone and Internet. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, then you may vote your shares telephonically by calling the telephone number shown on the instruction form received from your broker or bank, or over the Internet at ADP Investor Communication Services' web site at http://www.proxyvote.com.

        If you wish to vote in person at the annual meeting, then you must obtain a legal proxy issued in your name from the broker, bank or other nominee that holds your shares of record.

Tabulation of Votes

        A representative from our transfer agent, Wells Fargo Shareowner Services, will tabulate the votes. The shares of our common stock represented by proxy will be voted in accordance with the instructions given on the proxy so long as the proxy is properly executed and received by us prior to the close of voting at the meeting or any adjournment or postponement of the meeting. If no instruction is given, then the proxy will be voted for the nominees for director and for each of the other proposals. In addition, the individuals that we have designated as proxies for the meeting will have discretionary authority to vote for or against any other shareholder matter presented at the meeting.

Revocability of Proxies

        As a shareholder of record, once you have submitted your proxy by mail, telephone or Internet, you may revoke it at any time before it is voted at the meeting. You may revoke your proxy in any one of three ways:

  •
  You may mail to us another proxy marked with a later date;

  •
  You may notify our Secretary in writing that you wish to revoke your proxy before it is voted at the annual meeting; or

  •
  You may vote in person at the annual meeting.

Solicitation

        We will bear the entire cost of soliciting proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. We have retained The Proxy Advisory Group of Strategic Stock Surveillance, LLC to provide consulting and assist with the solicitation of proxies, and we will pay fees and reimbursements of customary expenses that are not expected to exceed $14,500 in the aggregate. We will provide copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock that are beneficially owned by others for forwarding to the beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to the beneficial owners. Solicitations will be made primarily through the mail, but may be supplemented by telephone, telegram, facsimile, Internet or personal solicitation by our directors, officers, employees or other agents. No additional compensation will be paid to these individuals for these services.

Shareholder Proposals for 2004

        Requirements for Shareholder Proposals to be Brought Before an Annual Meeting.    Our bylaws provide that, for shareholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the shareholder must have given timely notice of the proposal or nomination in writing to the company's Secretary. To be timely for the 2004 annual meeting, a shareholder's notice must be delivered to or mailed and received by our Secretary at our principal executive offices between July 12, 2004 and August 11, 2004. A shareholder's notice to the Secretary must set forth, as to each matter the shareholder proposes to bring before the annual meeting, the information required by our bylaws.

        Requirements for Shareholder Proposals to be Considered for Inclusion in Overland's Proxy Materials.    Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2004 annual meeting must be received by us not later than June 12, 2004, in order to be considered for inclusion in our proxy materials for that meeting.

BOARD STRUCTURE AND COMPENSATION

Board Meetings and Committees

        Our Board currently has six directors and the following three committees: Audit, Compensation and Nominating and Governance. All of these committees are comprised entirely of independent directors as defined in the listing standards of the NASDAQ Stock Market and who are not officers or former officers of our company. During the fiscal year ended June 30, 2003, our Board held 11 meetings and each director attended at least 75% of all Board and applicable committee meetings, in each case during the periods that he served. Membership of the committees is as follows:

Audit Committee	Compensation Committee	Nominating and Governance Committee
John A. Shane (Chairman)	Peter Preuss (Chairman)	Robert A. Degan (Chairman)
Robert A. Degan	Robert A. Degan	John Mutch
John Mutch	John Mutch	Peter Preuss
Peter Preuss	John A. Shane	John A. Shane

        Each of the committee members other than Mr. Mutch served in such capacity for all of the last fiscal year. Mr. Mutch was appointed to each committee on August 7, 2003. The Nominating and Governance Committee was known as the Nominating Committee until September 2003.

        The Audit Committee held four meetings during fiscal year 2003. The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors and performs the following functions:

  •
  reviews our annual and quarterly financial statements and oversees the annual and quarterly financial reporting processes;

  •
  reviews and approves all related party transactions;

  •
  selects our independent auditors, oversees and approves their compensation and independence and reviews the scope of their activities; and

  •
  receives and considers our independent auditors' comments as to the adequacy and effectiveness of our accounting and financial controls, and the evaluation of our staff and management performance.

        The Compensation Committee held five meetings during fiscal 2003. The Compensation Committee acts pursuant to the Compensation Committee Charter adopted by the Board of Directors and performs the following functions:

  •
  reviews and approves executive compensation levels;

  •
  reviews the performance of our CEO;

  •
  awards stock options; and

  •
  administers our various stock option and employee stock purchase plans.

        The Nominating Committee held four meetings during fiscal 2003. In September 2003, the Board renamed the committee as the Nominating and Governance Committee, and adopted a new charter for the committee. The Nominating and Governance Committee currently performs the following functions:

  •
  identifies individuals qualified to become Board members;

  •
  selects the persons to be nominated by the Board for election as directors at the annual meeting of shareholders;

  •
  regularly reviews and advises the Board with respect to corporate governance principles and policies applicable to the company; and

  •
  oversees the annual evaluation of the Board's effectiveness.

        The Nominating and Governance Committee will consider nominees recommended by our shareholders if the nominee recommendations are submitted in writing to our Secretary at our headquarters in San Diego, California.

Non-Employee Director Compensation

        During fiscal year 2003, our compensation plan for non-employee directors consisted of both a cash component and an equity component. During the first two quarters of fiscal year 2003, we paid each non-employee director $5,000 per quarter, plus $1,500 for each Board meeting attended ($750 if held telephonically), plus reimbursement for expenses. In January 2003, we increased the board meeting attendance fee to $2,500 ($1,250 if held telephonically). During fiscal year 2003, members of the Audit Committee and the Compensation Committee received a retainer of $500 per quarter in lieu of a fee for committee meetings attended during a quarter and members of the Nominating Committee received $500 for each committee meeting attended ($250 if held telephonically and no fee if held the same day as a Board meeting). In addition to the cash component, upon appointment to the Board, non-employee directors received a ten-year nonqualified stock option to purchase 50,000 shares of common stock at the fair market value on the grant date. To the extent option shares were available for grant, a new option to purchase 50,000 shares was granted when all non-employee director options held by a currently serving director fully vested. During the first two quarters of fiscal year 2003, these options vested at the rate of 2,000 shares per Board meeting attended. In January 2003, we reduced the frequency of Board meetings and consequently increased the vesting rate to 3,000 shares per Board meeting attended. To facilitate the increased vesting, Mr. Degan received an option to purchase 22,000 shares on January 20, 2003; Messrs. McClendon and Preuss each received an option to purchase 11,000 shares on January 20, 2003; and Mr. Shane received an option to purchase 9,000 shares on January 20, 2003. Mr. Degan also received an option to purchase 50,000 shares of common stock on August 8, 2002 as all his other non-employee director options had vested. In connection with his election to the Board, Mr. Mutch received an option for the purchase of 50,000 shares on April 21, 2003.

        The Board of Directors is proposing a new equity incentive plan which, if approved by shareholders, will reduce the number of options and other equity awards granted to non-employee directors and change the granting to a formula methodology going forward. See "Proposal No. 3—Approval of Overland 2003 Equity Incentive Plan."

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Information About our Board of Directors

        Our Board of Directors currently has six members. All of the nominees proposed for election at the meeting are currently serving as directors. Each newly elected director will serve a one-year term until the next annual meeting of shareholders or until his successor is elected and qualified. During the course of a term, the Board may elect a new director to fill any vacant spot, including a vacancy caused by an increase in the size of the Board. The new director will complete the term of the director he or she replaced. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve. However, if any nominee cannot serve, then your proxy will be voted for another nominee proposed by the Board, or the Board may reduce the number of directors. Any votes cast may be distributed among the director nominees voted for in such proportions as the proxy holder may determine in his sole judgment.

Cumulative Voting Rights

        Our bylaws provide that you can cumulate your votes in the election of directors if, before the vote begins, the candidate or candidates have been nominated and any of our shareholders notifies us of his or her intent to cumulate his or her votes. Under cumulative voting, you may cast a number of votes equal to the product of the number of your shares times the number of directors to be elected at the meeting. If you notify us that you intend to cumulate your votes at any time before the election of directors begins, then you may vote all of your votes for one candidate, or you may distribute your votes among as many candidates as you desire. The candidates receiving the six highest numbers of affirmative votes of the shares entitled to vote in the election of directors will be elected. If voting for directors is conducted by cumulative voting, then the person named on the proxy will have discretionary authority to cumulate votes among the candidates.

Vote Required

        The six nominees who receive the highest number of votes represented by shares of common stock present or represented by proxy and entitled to vote at the annual meeting will be elected.

Biographies of Director Nominees

Christopher P. Calisi Director since 2001 Age 43	Mr. Calisi has served as our President and Chief Executive Officer since March 2001. From October 1999 to January 2001, he was Chief Executive Officer of eHelp Corporation, a provider of Internet development tools. From 1992 to 1999, he held several senior executive positions with Symantec Corporation, a provider of Internet security technology, including Vice President, Communications Division and Vice President, Sales & Marketing—Asia Pacific. From 1988 to 1991, he held management positions in sales and marketing with Unify Corporation, a provider of database and application development and deployment software and services.
Robert A. Degan Director since 2000 Age 64
Mr. Degan has been a private investor since January 2000. From November 1998 to December 1999, Mr. Degan served as General Manager of the Enhanced Services & Migration Business Unit (formerly, Summa Four, Inc.) of Cisco Systems, Inc., an Internet networking company. From July 1998 to November 1998, Mr. Degan was Chairman, President and Chief Executive Officer of Summa Four, Inc., and from January 1997 to July 1998 he served as its President and Chief Executive Officer and as a director. From August 1996 to December 1996, Mr. Degan served as an Executive Vice President of Sync Research Inc., a leading provider of wide area network access and management solutions. From 1991 to 1996, Mr. Degan was the President, Chief Executive Officer and a director of Tylink Corporation, a data communications company. Mr. Degan is also a director of FlexiInternational Software, Inc., a financial accounting software company, Gensym Corporation, an expert system software company, and CaminoSoft Corp., an information storage company. Mr. Degan was formerly on the research staff at Massachusetts Institute of Technology (MIT).

Scott McClendon Director since 1991 Age 64
Mr. McClendon is currently a business consultant and Chairman of our Board of Directors. He served as our President and Chief Executive Officer from October 1991 to March 2001, when he was named our Chairman, and was an officer and employee until June 2001. He was employed by Hewlett-Packard Company, a global manufacturer of computing, communications and measurement products and services, for over 32 years in various positions in engineering, manufacturing, sales and marketing. He last served as the General Manager of the San Diego Technical Graphics Division and Site Manager of Hewlett-Packard in San Diego, California. Mr. McClendon is a director of SpaceDev, Inc., an aerospace development company.
John Mutch Director since 2003 Age 47
Mr. Mutch has served as President and Chief Executive Officer of Peregrine Systems, Inc. since August 2003, having been appointed by the bankruptcy court as a director of Peregrine in March 2003 to help resolve their Chapter 11 proceedings. Mr. Mutch served as President and Chief Executive Officer of HNC Software, an enterprise analytics and decision management software firm from July 1997 until its acquisition by Fair Isaac Corporation in August 2002. From July 1994 to July 1997, Mr. Mutch was the founder and General Partner of MVenture Holdings, Inc., a special-situation private equity fund that invested in public and private technology companies. Mr. Mutch spent December 1986 through June of 1994 at Microsoft Corporation holding a variety of sales and executive marketing positions. Mr. Mutch also serves on the Board of Directors of Brio Software, Inc.
Peter Preuss Director since 1998 Age 60
Mr. Preuss has been a private investor since 1985. He has served as President of The Preuss Foundation, Inc., a non-profit corporation that sponsors cancer research and related seminars and conferences, since it was founded in 1985. From 1970 to 1986, he was President and Chairman of the Board of Integrated Software Systems Corporation (ISSCO), the first software company specializing in computer graphics, which he founded. Mr. Preuss currently serves as a Regent of the University of California.
John A. Shane Director since 1992 Age 70
Mr. Shane is the founder, and has served as President, of Palmer Service Corporation, a venture capital management firm, since 1972. He is a director of Gensym Corporation, an expert system software company and Abt Associates Inc., an international consulting company.

There are no family relationships between any nominees or executive officers of our company.

OUR BOARD RECOMMENDS A VOTE "FOR" THE ELECTION
TO THE BOARD OF EACH OF THESE NOMINEES

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN

        Shareholders are being asked to approve an amendment to our 1996 Employee Stock Purchase Plan (the Purchase Plan) to increase by 100,000 the number of shares of common stock reserved for issuance, from 500,000 shares to 600,000 shares. Our Board approved the proposed amendment described above on September 6, 2003, subject to shareholder approval.

        Below is a summary of the principal provisions of the Purchase Plan assuming approval of the above amendment. We will provide a copy of the Purchase Plan to any shareholder without charge upon request. Any such request should be directed as follows: Legal Affairs Manager, Overland Storage, Inc., 4820 Overland Avenue, San Diego, CA 92123; telephone number (858) 571-5555; facsimile number (858) 503-4342.

1996 Purchase Plan History

        In December 1996, our Board adopted the Purchase Plan and, on January 14, 1997, it was approved by shareholders. 250,000 shares of common stock were originally reserved for issuance under the Purchase Plan. In September 1998, our Board approved an amendment to the Purchase Plan to increase the number of shares reserved for issuance to 500,000 shares, and on November 12, 1998, our shareholders approved the increase. As of the record date for the annual meeting, a maximum of 86,753 shares were available for issuance under the Purchase Plan, not including the 100,000 share increase subject to this proposal.

Description of the Purchase Plan

        General.    The Purchase Plan, which is intended to qualify under the provisions of Section 423 of the Internal Revenue Code, provides an opportunity for our employees to purchase shares of common stock through payroll deductions, and through such opportunity, to have an additional incentive to contribute to the prosperity of our company.

        Administration.    The Board has broad authority to make policy decisions concerning the Purchase Plan. The Board has appointed our Compensation Committee to handle the day-to-day operations of the Purchase Plan and to perform such other functions relating to the Purchase Plan as delegated by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board or the Compensation Committee.

        Eligibility.    Any employee regularly employed on a full-time basis (more than 20 hours per week or five months per year) on the first day of an option period (as defined below) is eligible to participate in the Purchase Plan with respect to that option period. However, an employee may not participate in the Purchase Plan if, immediately after an option is granted, such employee owns (or is considered to own) shares of common stock possessing 5% or more of either the total combined voting power or value of all classes of common stock of our company or any of its subsidiaries. We reserve the right to require a minimum period of service of up to two years to participate in any future option period. An eligible employee becomes a participant in the Purchase Plan by filing an enrollment form.

        Participation.    Under the Purchase Plan, shares of common stock are offered for purchase through a series of successive option periods lasting up to 27 months. The option periods currently have a duration of six months, although the length or date of commencement of an option period may change in the future. Within each option period, the Board may establish one or more exercise periods of any duration selected by the Board. Currently, the exercise period is the same six-month period as the option period, but that may change in the future. Each eligible employee who elects to participate in the Purchase Plan for a particular option period is granted a purchase option on the first day of such option period. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions at the rate of any whole percentage of such employee's compensation, not to exceed 15% of such compensation. Each eligible employee may elect whether deductions will be taken from salary only, or from salary and eligible bonuses. An employee will not however be permitted to accrue rights to purchase shares under the Purchase Plan at a rate that exceeds $25,000 of fair market value of such shares (determined at the time an option is granted) for any calendar year in which such option is outstanding at any time, and shares subject to any option cannot exceed 1,500.

        Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive option period until the employee withdraws from the Purchase Plan or the employee's employment terminates. At the beginning of each option period, each participant is automatically granted an option to purchase shares of common stock. The option expires at the end of the option period or upon termination of employment, whichever is earlier, but is exercised automatically at the end of each exercise period for the purchase of the number of full shares of common stock to the extent of the accumulated payroll deductions credited to such participant's account during such exercise period.

        Purchase Price, Shares Purchased.    The purchase price of shares purchased under the Purchase Plan is the lower of (a) eighty-five percent (85%) of the fair market value of the common stock on the date when the applicable option period begins, or (b) eighty-five percent (85%) of the fair market value of the common stock on the date of purchase. The fair market value is the closing price reported on the NASDAQ National Market System for the trading day preceding the day in question. The number of shares of common stock that a participant purchases in each exercise period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation prior to the last day of the exercise period by the purchase price determined as described above.

        Termination of Employment.    Termination of a participant's employment for any reason, including disability or death, cancels immediately his or her option and participation in the Purchase Plan. In that event, the payroll deductions credited to the participant's account are returned to him or her or, in the case of death, to the person's designated beneficiary.

        Adjustment Upon Change in Capitalization, Mergers and Other Corporate Events.    If there is a stock split or reverse stock split, we pay a stock dividend or there occurs any other increase or decrease in the shares of our common stock without our receipt or payment of consideration, then appropriate adjustments will be made to the maximum number and class of securities issuable under the Purchase Plan, the maximum number of securities purchasable per participant, and the number and class of securities and the price per share in effect under each outstanding option. If there is a liquidation or dissolution of our company, the option period will terminate immediately prior to such event, and unless otherwise provided by the Board, all outstanding options will automatically terminate and the amounts of all payroll deductions will be returned without interest to the participants. If a merger or acquisition occurs where our company is not the surviving company, the Board will select one of the following alternatives for the Purchase Plan:

  •
  each option may be assumed by the acquiring company, or the acquiring company may issue a substitute option;

  •
  a date prior to consummation of the transaction may be selected as the exercise date, and all outstanding options will be exercised on that date; or

  •
  all outstanding options may be terminated, and the amounts of all payroll deductions will be returned without interest to the participants.

        Amendment and Termination of the Purchase Plan.    The Purchase Plan will continue in effect until January 31, 2007 unless the Board earlier terminates or suspends the Purchase Plan. The Board may amend the Purchase Plan in any manner it sees fit, but the shareholders must approve any amendment that:

  •
  materially increases the number of shares subject to the Purchase Plan, other than adjustments for stock splits, recapitalizations and the like;

  •
  materially modifies the requirements for eligibility for participation in the Purchase Plan;

  •
  materially increases the benefits accruing to participants;

  •
  reduces the purchase price for shares under the Purchase Plan, other than adjustments for stock splits, recapitalizations and the like; or

  •
  extends the term of the Purchase Plan beyond January 31, 2007.

        Under the rules of the NASDAQ Stock Market, our Compensation Committee or a majority of our independent directors must approve any material amendment to the Purchase Plan which is not approved by our shareholders.

        Change of Participation Level and Withdrawal.    Generally, a participant may reduce and increase his or her level of participation in, or withdraw from, an exercise period at any time without affecting his or her eligibility to participate in future exercise periods. Once a participant withdraws from a particular exercise period, such participant may not participate again in such exercise period.

Certain Federal Income Tax Information

        The following is a general summary as of this date of the federal income tax consequences to us and to employees participating in the Purchase Plan. The federal tax laws may change and the federal, state and local tax consequences for any participating employee will depend upon his or her individual circumstances. Each participating employee is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences for participation in this Purchase Plan.

        The Purchase Plan is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the option period and more than one year from the date of transfer of the stock to the participant, then the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the option period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant, except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period described above. Our deduction may be limited under Section 162(m) of the Internal Revenue Code. See Report of the Compensation Committee of the Board of Directors on Executive Compensation under the heading "Tax Deductibility."

New Plan Benefits

        The amounts of future stock purchases under the Purchase Plan are not determinable because, under the terms of the Purchase Plan, purchases are based upon elections made by participants. Future purchase prices are not determinable because they are based in part upon fair market value of our common stock on future dates.

Vote Required

        Approval of the amendment to the Purchase Plan requires the affirmative vote of the holders of a majority of the shares casting votes in person or by proxy on this proposal at the annual meeting. The number of such affirmative votes must be at least a majority of the required quorum for the meeting.

OUR BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE PURCHASE PLAN

PROPOSAL NO. 3

APPROVAL OF OVERLAND 2003 EQUITY INCENTIVE PLAN

Introduction

        We are asking our shareholders to approve our 2003 Equity Incentive Plan (the 2003 Plan) so that we can use it to achieve our company's goals, as described below. Our Board has approved the 2003 Plan, subject to approval from our shareholders. If the shareholders approve the 2003 Plan, it will replace our 1995 Stock Option Plan, 1997 Executive Stock Option Plan, 2000 Stock Option Plan and 2001 Supplemental Stock Option Plan (collectively referred to as the Current Option Plans), each of which will be terminated with respect to the availability of future option grants, but will continue to govern outstanding awards previously granted under such plans. As of September 10, 2003, only 43,419 shares were available for grant under the Current Option Plans.

        A total of 400,000 new shares of our common stock have initially been reserved for issuance under the 2003 Plan. In addition, because the Current Option Plans will be terminated with respect to the availability of future option grants after the 2003 Plan is in effect, the pool of shares under the 2003 Plan will include:

  •
  shares of common stock available for issuance under the Current Option Plans as of the date of shareholder approval of the 2003 Plan (the Approval Date); and

  •
  shares of common stock issued under any Current Option Plan or that are issuable upon exercise of options granted pursuant to the Current Option Plans that expire or become unexercisable for any reason without having been exercised in full after the Approval Date.

        The effect of establishing a pool of this nature is to merge into the 2003 Plan any shares available or which would otherwise in the future come available under the Current Option Plans. The total plan reserve, including the new shares and shares currently reserved under the Current Option Plans, cannot therefore exceed 3,727,827 shares, which represents the number of reserved but unissued shares under Current Option Plans as of September 10, 2003, plus the new 400,000 share reserve. If an award is cancelled, terminates, expires or lapses for any reason without having been fully exercised or vested, or is settled by less than the full number of shares of common stock represented by such award actually being issued, the unvested, cancelled or unissued shares of common stock generally will be returned to the available pool of shares reserved for issuance under the 2003 Plan. Also, if we experience a stock dividend, reorganization or other change in our capital structure, the Board committee which administers the plan has discretion to adjust the number of shares available for issuance under the 2003 Plan and any outstanding awards as appropriate to reflect the stock dividend or other change. The share number, award type and price limitations included in the 2003 Plan will also adjust appropriately upon such event.

        No awards may be granted under the 2003 Plan until the Approval Date.

        We believe strongly that the approval of the 2003 Plan is essential to our continued success. Stock options and other awards such as those provided under the 2003 Plan are vital to our ability to attract, retain and motivate key employees, consultants and directors who are important to the success and growth of our business, and to create a long-term mutuality of interest between such persons and our shareholders.

Summary of the 2003 Equity Incentive Plan

        Some key features of the 2003 Plan include:

  •
  The 2003 Plan is administered by a committee comprised solely of independent directors;

  •
  The aggregate number of new shares authorized under the 2003 Plan is 400,000, or less than 1% of the outstanding shares as of the record date for the annual meeting;

  •
  No more than 100,000 shares may be granted as restricted shares or stock units;

  •
  Stock options may not be granted at prices below 100% of fair market value of the common stock on the date of grant; and

  •
  Stock options may not be "repriced" after the date of grant without shareholder approval (except as provided under the 2003 Plan for stock splits, recapitalizations and similar events).

        The following paragraphs provide a summary of these key features and further principal features of the 2003 Plan and its operation. The summary is qualified by reference to the 2003 Plan as set forth in Appendix A to this proxy statement.

Description of the 2003 Plan

        Background and Purpose of the 2003 Plan.    The purpose of the 2003 Plan is to promote the long-term success of our company and the creation of shareholder value by:

  •
  encouraging employees, non-employee directors and consultants to focus on critical long-range objectives,

  •
  encouraging the attraction and retention of employees, outside directors and consultants with exceptional qualifications, and

  •
  linking employees, outside directors and consultants directly to shareholder interests through increased stock ownership.

        The 2003 Plan permits the grant of the following types of incentive awards: (1) stock options, (2) stock appreciation rights, (3) restricted shares, and (4) stock units.

        Administration of the 2003 Plan.    The Plan requires a committee of two or more directors to administer the 2003 Plan. The members of the committee must be "non-employee directors" under Rule 16b-3 under the Exchange Act, and "outside directors" under Section 162(m) of the Internal Revenue Code. The Board has designated our Compensation Committee as the committee to administer the 2003 Plan. Subject to the terms of the 2003 Plan, the committee has the sole discretion to select the participants who will receive awards, to determine the terms and conditions of awards (for example, the exercise price and vesting schedule), and to interpret the provisions of the 2003 Plan and outstanding awards.

        In addition, the Board may appoint a secondary committee which may grant options only to employees and consultants who are not executive officers or directors of our company.

        Eligibility to Receive Awards.    Employees, non-employee directors and consultants of us and certain of our related companies are eligible to receive awards under the 2003 Plan. The committee generally selects the participants who will be granted awards under the 2003 Plan. However, no participant may be awarded stock options or stock appreciation rights with respect to more than 400,000 shares in any calendar year.

  Award Types

        Stock Options. A stock option is the right to acquire shares at a fixed exercise price for a fixed period of time. The committee (or, if authorized for non-executive employees, the secondary committee) will determine the number of shares covered by each option and the exercise price of the shares subject to each option, but such exercise price cannot be less than 100% of the fair market value on the date of grant of the shares covered by the option. Options granted under the 2003 Plan may be either incentive stock options (ISOs) or nonstatutory stock options (NSOs). As required by the Internal Revenue Code and applicable regulations, ISOs are subject to limitations not applicable to NSOs. The exercise price for any ISO granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of the common stock on the date of grant. The aggregate fair market value (determined at the date of grant) of our common stock subject to all ISOs held by a participant that vest in any single calendar year cannot exceed $100,000. ISOs may not transferred other than upon death, or to a revocable trust where the participant is considered the sole beneficiary of the option while it is held in trust.

        An option granted under the 2003 Plan generally cannot be exercised until it becomes vested. The committee establishes the vesting schedule of each option at the time of grant. Options granted under the 2003 Plan will expire at the times established by the committee. An ISO will expire not later than ten years after the grant date, and an ISO granted to any employee owning more than 10% of our common stock will expire not later than five years after the grant date.

        The exercise price of each option granted under the 2003 Plan must be paid in cash at the time of exercise, through a broker-assisted "cashless" exercise and sale program, or through another method approved by the committee. The participant must make arrangements to pay any taxes we are required to withhold at the time of exercise.

        Stock Appreciation Rights.    A stock appreciation right is the right to receive, upon exercise, an amount equal to the excess of the fair market value of the shares on the date of exercise over the fair market value of the shares covered by the exercised portion of the stock appreciation right on the date of grant. The committee determines the terms of stock appreciation rights, including the exercise price, the vesting and the term of the stock appreciation right. The committee may determine that a stock appreciation right will only be exercisable if our company satisfies performance goals established by the committee. Settlement of a stock appreciation right may be in shares of common stock or in cash, or any combination thereof, as the committee may determine.

        Restricted Shares.    Awards of restricted shares are shares of common stock that vest in accordance with the terms and conditions established by the committee. The committee also will determine any other terms and conditions of an award of restricted shares. In determining whether an award of restricted shares should be made, and/or the vesting schedule for any such award, the committee may impose whatever conditions to vesting as it determines to be appropriate. For example, the committee may determine that an award of restricted shares will vest only if our company satisfies performance goals established by the committee. However, in no event will the number of restricted shares which are subject to performance-based vesting conditions and which are granted to any one participant in a single fiscal year exceed 100,000.

        Stock Units.    Stock units are the right to receive an amount equal to the fair market value of the shares covered by the stock unit at some future date. The committee will determine all of the terms and conditions of an award of stock units, including the vesting period. Upon each vesting date of a stock unit, a participant will be entitled to receive an amount equal to the then fair market value of the shares vesting on that date. The committee may determine that an award of stock units will vest only if our company satisfies performance goals established by the committee. Payment of stock units may be in shares of common stock or in cash, or any combination thereof, as the committee may determine. However, in no event will the number of stock units which are subject to performance-based vesting conditions and which are granted to any one participant in a single fiscal year exceed 100,000.

        Limitation on Restricted Shares and Stock Units.    No more than 100,000 shares of common stock may be awarded under the 2003 Plan as restricted shares or stock issued upon settlement of stock units.

        Formula Grants of Awards to Non-Employee Directors.    Under the 2003 Plan, non-employee directors will receive a non-statutory option to purchase 18,000 shares of our common stock upon each annual meeting date. The shares underlying these options vest in equal monthly installments over a 12-month period, as measured from the grant date. However, non-employee directors who have existing unvested non-employee director options (see "Non-Employee Director Compensation" above) at an annual meeting date will not receive a new grant. When a new non-employee director joins the board, or when an existing non-employee director option grant for an existing director fully vests, such director will be awarded a new option for the number of shares determined by multiplying 1,500 by the number of months remaining until the next scheduled annual meeting date, giving credit for any partial month. Such option will vest at the rate of 1,500 shares per month and will be fully vested at the next annual meeting date, at which time the director will receive the normal annual grant. The formula options granted to non-employee directors will have ten-year terms.

        Generally, upon a change in our ownership or control or a merger or sale of all or substantially all of our assets, the vesting of options granted to directors, who are then serving on the Board, will accelerate, and become immediately exercisable.

        Limited Transferability of Awards.    Awards granted under the 2003 Plan generally may not be transferred other than upon death, or pursuant to a court-approved domestic relations order. However, the committee may permit awards other than ISOs to be transferred. Generally, where transfers are permitted, they will be permitted only by gift to a member of the participant's immediate family or to a trust or other entity for the benefit of the member(s) of the participant's and/or his or her immediate family.

        Termination of Employment, Death or Disability.    The committee will determine the effect of the termination of employment on awards, which determination may be different depending on the nature of the termination, such as terminations for cause, terminations resulting from death, disability or retirement and the like.

        Corporate Transaction.    In the event that we are a party to a merger or other reorganization, outstanding awards will be subject to the agreement of merger or reorganization. Such agreement may provide for (a) the continuation of the outstanding awards by our company, if our company is a surviving corporation, (b) the assumption of the outstanding awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding awards, (d) full exercisability or vesting and accelerated expiration of the outstanding awards or (e) settlement of the full value of the outstanding awards in cash or cash equivalents followed by cancellation of such awards. In the event of we sell a division or subsidiary of our company, the Board may, but need not, direct that one or more of the above actions be taken with respect to awards held by persons for whom the transaction or event resulted in a termination of their service. The Board need not adopt the same rules for each award or participant.

        Change in Control.    The committee will decide the effect of a change in control of our company on outstanding awards. The committee may provide that vesting of awards will accelerate on upon a change in control, or upon a change in control followed by an involuntary termination within a certain period of time.

        Amendment and Termination of the 2003 Plan.    The Board generally may amend or terminate the 2003 Plan at any time and for any reason, except that the Board must obtain shareholder approval of material amendments, including any repricing of stock options after the date of their grant (except for stock splits, recapitalizations and similar events), as required by the rules of the NASDAQ Stock Market.

Certain Federal Income Tax Information

        The following is a general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the 2003 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different.

        Incentive Stock Options.    For federal income tax purposes, the holder of an ISO receives no taxable income at the time of the grant or exercise of the ISO. If such person retains the common stock for a period of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the common stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the option is granted or one year after the option is exercised will realize ordinary income as of the date of exercise equal to the difference between the exercise price and fair market value of the stock on the date of exercise. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss. The difference between the option exercise price and the fair market value of the shares on the exercise date of an ISO is an adjustment in computing the holder's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year.

        Nonqualified Stock Options. A participant who receives an NSO with an exercise price equal to the fair market value of the stock on the grant date generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

        Stock Appreciation Rights.    No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

        Restricted Shares.    A participant will not have taxable income upon grant unless he or she elects to be taxed at that time. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares or cash received minus any amount paid for the shares.

        Stock Units.    No taxable income is reportable when stock units are granted to a participant. Upon settlement, the participant will recognize ordinary income in an amount equal to the value of the payment received pursuant to the stock units.

        Tax Effect for our Company.    We generally will be entitled to a tax deduction in connection with an award under the 2003 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a stock option).

        Excess Parachute Payments.    The benefits of any award will be reduced if, as a result of a penalty tax that would be imposed by Section 4999 of the Internal Revenue Code for "parachute payments," the after-tax value of the award to the participant will be greater than if the award were not so reduced. In addition, the committee may determine at the time of granting an award or any time after grant to reduce an award so that the award will not be subject to the limitation on deductibility of "parachute payments" imposed by Section 280G of the Internal Revenue Code.

        Section 162(m) Limits.    Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to each of our five most highly paid executive officers. Certain performance-based compensation approved by stockholders is not subject to the deduction limit. Our 2003 Plan is qualified such that awards under the plan may constitute performance-based compensation not subject to Section 162(m) of the Internal Revenue Code. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the committee has not adopted a policy that all compensation must be deductible.

New Plan Benefits

        Although the committee cannot grant awards under the 2003 Plan until after shareholder approval, the following table describes the formula grants to directors that will be granted to our non-employee directors immediately after the annual meeting, assuming shareholder approval of the 2003 Plan. The other awards, if any that may be made in the future under the 2003 Plan (or which would have been made under the 2003 Plan during our last fiscal year, if the 2003 Plan had been in effect) are not determinable.

Name and Position	Dollar Value ($)	Number Units
Christopher P. Calisi, President and Chief Executive Officer	Not applicable	—
Chester Baffa, Vice President, Worldwide Sales and Customer Support	Not applicable	—
Vernon A. LoForti, Vice President, Chief Financial Officer and Secretary	Not applicable	—
Robert J. Scroop, Vice President and General Manager, Storage Resource Business Unit	Not applicable	—
W. Michael Gawarecki, Vice President Operations	Not applicable	—
Executive Group	Not applicable	—
Non-Executive Director Group	To be determined on November 17, 2003, assuming shareholder approval of the 2003 Equity Incentive Plan	54,000 shares
Non-Executive Officer Employee Group	Not applicable	—

Summary

        We believe strongly that the approval of the 2003 Plan is essential to our continued success. Awards such as those provided under the 2003 Plan constitute an important incentive for participants and will help us to attract and retain qualified individuals to serve on behalf of our company.

Vote Required

        Approval of the 2003 Plan requires the affirmative vote of the holders of a majority of the shares casting votes in person or by proxy on this proposal at the annual meeting. The number of such affirmative votes must be at least a majority of the required quorum for the meeting.

OUR BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF
THE 2003 EQUITY INCENTIVE PLAN

PROPOSAL NO. 4

RATIFICATION OF INDEPENDENT AUDITORS

        We are asking you to ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending June 30, 2004. PricewaterhouseCoopers LLP has audited our financial statements annually since our inception. Representatives of PricewaterhouseCoopers LLP are expected to be at the annual meeting to answer any questions and make a statement should they choose to do so.

        Although our bylaws do not require that our shareholders approve the appointment of our independent auditors, our Board is submitting the selection of PricewaterhouseCoopers LLP to our shareholders for ratification as a matter of good corporate practice. If our shareholders vote against the ratification of PricewaterhouseCoopers LLP, our Board will reconsider whether or not to retain the firm. Even if our shareholders ratify the appointment, our Board may choose to appoint a different independent auditing firm at any time during the year if our Board determines that such a change would be in the best interests of Overland Storage, Inc. and our shareholders.

Vote Required

        Ratification of PricewaterhouseCoopers LLP as our independent auditors requires the affirmative vote of the holders of a majority of the shares casting votes in person or by proxy on this proposal at the annual meeting. The number of such affirmative votes must be at least a majority of the required quorum for the meeting.

OUR BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF
PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table outlines the ownership of our common stock as of September 22, 2003 (except as otherwise indicated below) by:

  •
  each director and nominee for director;

  •
  each executive officer named in the Summary Compensation Table below;

  •
  all directors and executive officers as a group; and

  •
  every person or entity that we know beneficially owns more than 5% of our outstanding common stock.

        This table is based upon information supplied by officers, directors and principal shareholders and filings with the Securities and Exchange Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

	Beneficial Ownership
Beneficial Owner	Shares Currently Owned		Shares Acquirable Within 60 Days(1)	Percent of Class(2)
Martin D. Gray 3236 Caminito Ameca La Jolla, CA 92037	1,201,024	(3)	—	9.2%
William Blair & Company, LLC 222 West Adams Street Chicago, Illinois 60606	908,825	(4)	—	7.0%
Kennedy Capital Management, Inc. 10829 Olive Boulevard St. Louis, MO 63141-7739	854,495	(4)	—	6.6%
Barclays Global Investors, N.A. 45 Fremont Street San Francisco, CA 94105-2228	833,956	(4)	—	6.4%
Christopher P. Calisi	6,559		588,872	4.4%
Robert A. Degan	2,000	(5)	77,000	*
Scott McClendon	430,000	(6)	61,000	3.8%
John Mutch	0		30,000	*
Peter Preuss	54,896		111,000	1.3%
John A. Shane	16,875	(7)	96,000	*
Chester Baffa	0		129,154	1.0%
W. Michael Gawarecki	350		148,333	1.1%
Vernon A. LoForti	2,295		172,483	1.3%
Robert J. Scroop	19,600		178,533	1.5%
All directors and executive officers as a group (14 persons)	621,410		1,773,256	16.2%

*
Less than 1%

(1)
Includes shares of common stock which could be acquired upon exercise of stock options which are either currently vested or will vest within 60 days of September 22, 2003.

(2)
Based on 12,996,194 shares of common stock outstanding on September 22, 2003, adjusted as required by rules promulgated by the SEC.

(3)
Holdings as of September 15, 2003.

(4)
Pursuant to a Schedule 13F dated June 30, 2003.

(5)
Includes 1,000 shares of common stock held by Mr. Degan's wife.

(6)
Represents shares of common stock owned by Mr. McClendon through his family trust and includes 1,000 shares held by his wife.

(7)
Includes 3,202 shares of common stock held by Palmer Service Corporation, of which Mr. Shane is the President.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Based solely on copies of these reports provided to us and written representations that no other reports were required, we believe that these persons met all of the applicable Section 16(a) filing requirements during fiscal year 2003.

EXECUTIVE OFFICERS

        Our current executive officers are:

Name	Age	Position Held
Christopher P. Calisi	43	President and Chief Executive Officer
Chester Baffa	63	Vice President, Worldwide Sales and Customer Support
John F. Cloyd	44	Vice President and General Manager, Storage Management Business Unit
Diane N. Gallo	45	Vice President, Human Resources
W. Michael Gawarecki	55	Vice President, Operations
Vernon A. LoForti	50	Vice President, Chief Financial Officer and Secretary
John E. G. Matze	45	Vice President and Chief Technology Officer
Darin W. Richins	37	Vice President, Worldwide Marketing
Robert J. Scroop	55	Vice President and General Manager, Storage Resource Business Unit

        Christopher P. Calisi is a director. See "Election of Directors" for a description of his business experience.

        Chester Baffa joined us in April 2001 as Vice President of Sales and was named Vice President of Worldwide Sales and Customer Support in August 2001. From May 2000 to April 2001, he served as Vice President of Sales and Marketing for Exabyte Corporation, a provider of tape and automation products. From June 1995 to December 1999, he served as Vice President of Sales and Marketing and then Vice President and General Manager of the professional services group of Quantum Corporation/ATL, a provider of tape drive and tape media cartridges and storage solutions. Prior to joining Quantum, he was Senior Vice President, Sales and Marketing with Micropolis Corporation, an information storage company, and previously held a similar position with Okidata Corporation, a computer peripheral company.

        John F. Cloyd was named Vice President and General Manager of our Storage Management Business Unit in August 2001. Prior to that time, he served as our Vice President of Information Technology Services, and he has held several other information management positions since joining us in October 1994. From August 1987 to October 1994, he held various positions with Cadkey, Inc., a personal computer software company, the last of which was Information Systems Manager. From

December 1983 to August 1987, he held several positions with Hewlett- Packard Company, the last of which was Independent Software Vendor Account Manager.

        Diane N. Gallo has served as Vice President of Human Resources since joining us in October 2000 and was named an executive officer with the same title in August 2002. From October 1999 to July 2001, she was Vice President of Culture and Talent for Centegy Corporation, a supply-chain software firm. From June 1997 to September 1999, Ms. Gallo was Vice President of Human Resources with Permanente Company, a physician consulting and venture management firm. Prior to joining Permanente, she held human resources positions with several companies including Harris Methodist Health Systems, Sharp HealthCare, Fireman's Fund Insurance Co. and Safeway Stores, Inc.

        W. Michael Gawarecki has served as Vice President of Operations since joining us in July 1998. From October 1997 to June 1998, he was Vice President of Operations for SubMicron Systems Corporation, a supplier of equipment to the semiconductor industry. From February 1994 to September 1997, Mr. Gawarecki was director of California operations for Millipore Corporation, a supplier of purification products to the biopharmaceutical and semiconductor industries. From February 1993 to January 1994, he was Director of Advanced Manufacturing at Telectronics Pacing Systems, a medical device company.

        Vernon A. LoForti has served as Vice President and Chief Financial Officer since joining us in December 1995, as Secretary since November 1997, and as Assistant Secretary from December 1995 to November 1997. From August 1992 to December 1995, he was the Chief Financial Officer for Priority Pharmacy, a privately held pharmacy company. From 1981 to 1992, Mr. LoForti was Vice President of Finance for Intermark, Inc., a publicly held conglomerate.

        John E. G. Matze has served as Vice President and Chief Technology Officer since joining us in June 2003 upon our acquisition of Okapi Software, Inc., a storage software company, where Mr. Matze served as a co-founder, President and Chief Executive Officer since February 2002. From April 2001 to January 2002 he was Chief Technology Officer at StoneFly Networks, Inc., a storage software company. In July 1998, Mr. Matze joined Seagate Software, Inc., a storage software company, as a Director for NAS/SAN Technology until the company was merged into VERITAS Software Corporation, a storage software company, in November 2000 at which time Mr. Matze was named Director of E-business and later served as a Director in the Software Appliance Group of VERITAS until March 2001.

        Darin W. Richins was named Vice President of Worldwide Marketing in November 2002. Prior to that time, he served as our Vice President of Marketing since joining us in January 2002. From August 1999 to December 2001, he was Vice President of Corporate Marketing for Novell, Inc., a Net services software company. From January 1998 to July 1999, Mr. Richins was Executive Vice President of Brodeur Worldwide, one of the world's largest public relations and communications consulting firms. From January 1996 to January 1998, he was Senior Vice President of Brodeur Porter Novelli, a technology public relations firm. Prior to joining Brodeur, he held marketing and public relations positions with Novell, Inc., WordPerfect Corp. and Dahlin Smith White.

        Robert J. Scroop was named Vice President and General Manager of our Storage Resource Business Unit in August 2001. Prior to that time, he served as our Vice President of Engineering since joining us in February 1993. From April 1990 to February 1993, he was Vice President of Engineering of the Cipher Division of Archive Corporation, a computer storage company. From December 1985 to April 1990, he was a Director of Engineering at Cipher.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table shows the compensation paid to or earned by each person who served as our Chief Executive Officer during the last fiscal year and each of our four next highest paid executive officers for the fiscal years ending June 30, 2003, 2002 and 2001:

Summary Compensation Table

Long-term Compensation(2)
Annual Compensation(1)
Name and Principal Position					Securities Underlying Options	All Other Compensation(4)
	Year	Salary	Bonus(3)
Christopher P. Calisi President and Chief Executive Officer(5)	2003 2002 2001	$402,500 360,938 107,967	$287,197 196,868 16,447		125,000 — 600,000	$11,304 13,770 4,245	(6) (7)
Chester Baffa Vice President, Worldwide Sales and Customer Support(8)	2003 2002 2001	$250,000 240,625 57,694	$81,882 102,539 47,406	(9) (11) (13)	— — 150,000	$29,678 53,087	(10) (12)
Vernon A. LoForti Vice President, Chief Financial Officer and Secretary	2003 2002 2001	$247,500 202,125 191,327	$109,802 58,893 20,407		60,000 — 30,000	$1,188 1,285 —	(14) (14)
Robert J. Scroop Vice President and General Manager, Storage Resource Business Unit	2003 2002 2001	$205,000 192,500 183,544	$81,818 51,591 16,771		60,000 — 30,000	$10,434 18,363 7,629	(15) (16)
W. Michael Gawarecki Vice President, Operations	2003 2002 2001	$205,000 173,250 176,440	$87,520 47,502 13,299		52,500 — 35,000	$8,612 8,837 7,931	(17) (18)

(1)
As part of a cost reduction effort and in an effort to meet fiscal year 2001 financial objectives, the Board instituted in April 2001 a company-wide temporary 10% reduction in compensation for employees, executive officers and Board members. The Board also eliminated management bonuses payable under the executive bonus plan for the second half of fiscal year 2001. To assist in the retention of employees while the temporary salary reduction was in effect, we established a special one-time salary restoration plan to potentially offset the 10% salary reduction. In August 2001, we paid a one-time partial salary restoration payment to all employees, including executive officers, after we exceeded our earnings per share target for the fourth quarter of fiscal year 2001. The 10% salary reduction was eliminated at the rate of 2.5% per quarter commencing July 1, 2001 and ending April 1, 2002.

(2)
We have not granted any stock appreciation rights and we do not have any long-term incentive plans, as that term is defined in SEC regulations.

(3)
Bonuses are included here in the fiscal years in which they were earned. For fiscal year 2001, includes bonuses paid in January 2001 to Messrs. LoForti, Scroop and Gawarecki under our executive officers' bonus plan, and bonuses paid in August 2001 to Messrs. Calisi, LoForti, Scroop and Gawarecki under our one-time partial salary restoration plan discussed above. For fiscal year 2002, except as otherwise footnoted below, includes bonuses paid to each named executive officer in October 2001 and January 2002 under our executive officers' bonus plan. No executive bonuses were earned in the third and fourth quarters of fiscal year 2002. For fiscal year 2003, includes bonuses paid to each named executive officer in February, May and August 2003 under the executive officers' bonus plan. No executive bonuses were earned in the first quarter of fiscal year 2003.

(4)
Except as otherwise footnoted below, these amounts represent employer matching contributions that we made under our 401(k) Plan on behalf of each named executive officer.

(5)
Mr. Calisi became our President and Chief Executive Officer on March 12, 2001 at an initial annual base salary of $375,000, before adjustment for the 10% salary reduction.

(6)
Represents employer matching contributions that we made on behalf of Mr. Calisi under our 401(k) Plan in the amount of $9,504 and premiums we paid on his behalf for term life and disability insurance in the amount of $1,800.

(7)
Represents employer matching contributions that we made on behalf of Mr. Calisi under our 401(k) Plan in the amount of $11,880 and premiums we paid on his behalf for term life and disability insurance in the amount of $1,890.

(8)
Mr. Baffa became our Vice President of Sales on April 2, 2001 at an initial annual base salary of $250,000, before adjustment for the 10% salary reduction.

(9)
Includes $9,504 of sales commissions earned by Mr. Baffa in fiscal year 2003.

(10)
Represents $20,109 of relocation expenses paid to Mr. Baffa in fiscal year 2003 associated with his move to San Diego, employer matching contributions that we made on his behalf under our 401(k) Plan in the amount of $8,369 and premiums we paid on his behalf for term life and disability insurance in the amount of $1,200.

(11)
Includes $51,366 of sales commissions earned by Mr. Baffa in fiscal year 2002.

(12)
Represents $39,321 of relocation expenses paid to Mr. Baffa in fiscal year 2002 associated with his move to San Diego, employer matching contributions that we made on his behalf under our 401(k) Plan in the amount of $12,506 and premiums we paid on his behalf for term life and disability insurance in the amount of $1,260.

(13)
Includes $21,391 of sales commissions earned by Mr. Baffa in fiscal year 2001.

(14)
Represents premiums we paid on Mr. LoForti's behalf for term life and disability insurance.

(15)
Represents employer-matching contributions that we made on behalf of Mr. Scroop under our 401(k) Plan in the amount of $9,450 and premiums we paid on his behalf for term life and disability insurance in the amount of $984.

(16)
Represents $9,615 of accrued, but unused vacation time paid out to Mr. Scroop in fiscal year 2002, employer matching contributions that we made on his behalf under our 401(k) Plan in the amount of $7,740 and premiums we paid on his behalf for term life and disability insurance in the amount of $1,008.

(17)
Represents employer-matching contributions that we made on behalf of Mr. Gawarecki under our 401(k) Plan in the amount of $7,640 and premiums we paid on his behalf for term life and disability insurance in the amount of $972.

(18)
Represents employer-matching contributions that we made on behalf of Mr. Gawarecki under our 401(k) Plan in the amount of $7,779 and premiums we paid on his behalf for term life and disability insurance in the amount of $1,058.

Stock Option Grants

        The following table shows all stock options granted during fiscal year 2003 to the executive officers named in the Summary Compensation Table. These options were granted under our 2000 Stock Option Plan. No stock appreciation rights were granted during the last fiscal year.

Option Grants in Last Fiscal Year

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
		Percent of Total Options Granted to Employees in Fiscal Year(2)
	Number of Securities Underlying Options Granted(1)
			Exercise Price Per Share
Name				Expiration Date
					5%	10%
Christopher Calisi	125,000	13.56%	$13.50	7/10/2012	$1,061,260	$2,689,440
Vernon A. LoForti	60,000	6.50%	13.50	7/10/2012	509,405	1,290,931
Robert J. Scroop	60,000	6.50%	13.50	7/10/2012	509,405	1,290,931
W. Michael Gawarecki	52,500	5.70%	13.50	7/10/2012	445,729	1,129,565

(1)
Stock options were granted as management incentives on July 10, 2002 to Messrs. Calisi, LoForti, Scroop and Gawarecki. Each option vests on a monthly basis over a 36-month period. The exercise price of each option shown in the table was the fair market value on the date of grant, and all options have ten-year terms. Vesting for each option accelerates in the event of a change of control, including a merger, sale or liquidation. No options were granted to Mr. Baffa in fiscal year 2003.

(2)
In fiscal year 2003, we granted options to purchase a total of 922,508 shares to employees, directors and consultants under all of our stock option plans.

(3)
The potential realizable value is calculated based on the original option term and the assumption that the market value of the underlying stock increases at the stated values, compounded annually. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. These assumed rates of appreciation do not represent our estimate or projection of the appreciation of our common stock, and actual gains will depend on the future performance of our common stock.

Stock Option Exercises and Holdings

        The following table shows stock options exercised during fiscal year 2003 and unexercised options held at the end of the year by each of the executive officers named in the Summary Compensation Table.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year End Option Values

			Number of Securities Underlying Unexercised Options at June 30, 2003		Value of Unexercised In-The-Money Options at June 30, 2003(1)
	Shares Acquired on Exercise
Name		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Christopher P. Calisi	—	—	488,180	236,820	$5,523,675	$2,348,855
Chester Baffa	—	—	108,324	41,676	1,391,963	535,537
W. Michael Gawarecki	—	—	136,041	41,459	1,691,568	323,369
Vernon A. LoForti	—	—	156,650	49,167	2,073,656	395,856
Robert J. Scroop	5,000	$68,013	162,700	49,167	1,931,010	395,856

(1)
Based upon the difference between the closing price of $20.35 on June 30, 2003 and the exercise price.

Employment, Severance and Change in Control Agreements

        Retention Agreements.    We entered into retention agreements with Messrs. LoForti, Scroop and Gawarecki effective January 27, 2000, with Mr. Calisi effective March 12, 2001 and with Mr. Baffa effective April 2, 2001. These agreements provide that the officer will receive a severance payment if, within two years of the consummation of a change in control of Overland, he is terminated without cause or resigns with good reason. These severance payments are based on the officer's base salary at the time of the consummation of the change in control or the termination date, whatever is higher, plus his target bonus for the year prior to the consummation of the change in control. The agreements provide that, upon a change in control, Mr. Calisi would be entitled to receive an amount equal to 2.5 times his base salary plus target bonus, and Mr. LoForti would be entitled to receive an amount equal to 2.0 times his base salary plus target bonus. Messrs. Baffa, Gawarecki and Scroop each would be entitled to an amount equal to their respective base salary plus target bonus. If any portion of any payment under any of the agreements would constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code, then that payment will be reduced to an amount that is one dollar less than the threshold for triggering the tax imposed by Section 4999 of the Internal Revenue Code.

        Employment Agreements.    We entered into employment agreements with each of the named executive officers shown in the table below which continued to be effective during fiscal year 2003. Except as footnoted below, each employment agreement has a one-year term, automatically renews for successive one-year terms, and provides that our Board may unilaterally modify an executive officer's compensation at any time.

Name	Title	Effective Date
Christopher P. Calisi	President and Chief Executive Officer	March 12, 2001
Chester Baffa(1)	Vice President, Sales	April 2, 2001
Vernon A. LoForti	Vice President and Chief Financial Officer	December 2, 2000

(1)
Mr. Baffa's employment agreement terminated October 8, 2002.

        If we terminate the executive officer's employment without cause, then we are obligated to pay the officer a severance payment equal to his base salary, payable on a pro-rated basis according to our normal payroll cycle for the 12 months following his termination. In addition, he is entitled to receive accelerated vesting for any stock options that would otherwise have vested during the 12-month period following his termination. He is also entitled to receive the cash severance payment if he resigns for good reason because of any of the following events:

  •
  reduction in compensation of more than 10%;

  •
  change in position or duties so that his duties are no longer consistent with his previous position; or

  •
  change in principal place of work to more than 50 miles from our current facility without his approval.

        Acceleration of Stock Options.    All stock options granted to the executive officers shown in the Summary Compensation Table will accelerate and become immediately exercisable in the event of a merger, sale, liquidation or other change of control of the company.

Employee Benefit Plans

        In addition to the other compensation plans described above, we maintain the following employee benefit plans under which the executive officers shown in the Summary Compensation Table may participate or receive compensation.

        1995 Stock Option Plan.    In October 1995, our shareholders approved our 1995 Stock Option Plan as amended (the 1995 Plan). A total of 1,000,000 shares of common stock currently are authorized for issuance under the 1995 Plan, of which 11,549 shares remain available for grant as of September 10, 2003. The 1995 Plan provides that our non-employee directors, employees and consultants, and those of our majority-owned subsidiaries, are eligible to receive options exercisable into shares of common stock. The options granted under the 1995 Plan are exercisable at fair market value on the date of issuance, vest over a maximum of five years and have a term of ten years from the date of grant. Unless sooner terminated by the Board, the 1995 Plan expires on October 10, 2005. Our Board may amend, suspend, modify or terminate our 1995 Plan, subject to shareholder approval if required. If Proposal No. 3 is adopted, the 1995 Plan will no longer be available for new grants.

        1997 Executive Stock Option Plan.    In November 1997, our shareholders approved our 1997 Executive Stock Option Plan (the 1997 Plan). A total of 800,000 shares of common stock are currently authorized for issuance under the 1997 Plan, of which 13,072 shares remain available for grant as of September 10, 2003. Eligibility under the 1997 Plan is limited to our employees and the employees of our majority-owned subsidiaries. The options granted under our 1997 Plan are exercisable at fair market value on the date of issuance, vest over a maximum of five years and have a term of ten years from the date of grant. Unless sooner terminated by our Board, our 1997 Plan expires on August 12, 2007. Our Board may amend, suspend, modify or terminate our 1997 Plan, subject to shareholder approval if required. If Proposal No. 3 is adopted, the 1997 Plan will no longer be available for new grants.

        2000 Stock Option Plan.    In October 2000, our shareholders approved the 2000 Stock Option Plan (the 2000 Plan). In October 2001, our shareholders approved an amendment to our 2000 Plan to increase the number of shares of common stock available for issuance under the plan by an additional 1,000,000 shares to a total of 2,000,000 shares, of which 11,403 remain available for grant as of September 10, 2003. Eligibility under our 2000 Plan includes our and our related companies' employees, non-employee directors and consultants. The options granted under the 2000 Plan are exercisable at fair market value on the date of issuance, may be granted subject to vesting schedules, and have a term of ten years from the date of grant. Unless sooner terminated by our Board, the 2000 Plan expires in September 2010. Our Board may amend, suspend, modify or terminate our 2000 Plan, subject to shareholder approval if required. If Proposal No. 3 is adopted, the 2000 Plan will no longer be available for new grants.

        1996 Employee Stock Purchase Plan.    Our 1996 Employee Stock Purchase Plan is described above under "Proposal No. 2—Approval of Amendment to the 1996 Employee Stock Purchase Plan."

        401(k) Plan.    In February 1994, we adopted our On-Track 401(k) Savings Plan that covers all of our eligible employees who complete six months of service and are at least 21 years old. Employees may elect to defer up to 60% of their eligible compensation (not to exceed the statutorily prescribed annual limit) in the form of elective deferral contributions to our 401(k) Plan. However, our executive officers shown in the Summary Compensation Table qualify as "highly compensated" employees and may only elect to defer up to 8.5% of their eligible compensation (not to exceed the statutorily prescribed annual limit) in the form of elective deferral contributions to our 401(k) Plan. The elective deferral contributions are fully vested and nonforfeitable at all times and are invested in accordance with the directions of the participants. Our 401(k) Plan is intended to qualify under Section 401 of the Internal Revenue Code so that employee contributions and income earned on such contributions are not taxable to employees until withdrawn. During fiscal year 2003, we matched 75% of the contributions on the first 6% of eligible compensation deferred by our 401(k) Plan participants.

Equity Compensation Plan Information

        The following table provides information about our equity compensation plans as of June 30, 2003:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities to be issued upon exercise of outstanding options, warrants and rights)
Equity compensation plans approved by security holders	3,104,655	$9.53	79,177
Equity compensation plans not approved by security holders(1)	150,586	$8.39	867
Total	3,255,241	$9.48	80,044

(1)
Consists of our 1991 Non-Qualified Stock Option Plan, 1992-A Non-Qualified Stock Option Plan and 2001 Supplemental Stock Option Plan, each of which has not been approved by our shareholders.

Compensation Committee Interlocks and Insider Participation

        During fiscal year 2003, Messrs. Degan, Preuss and Shane served on the Compensation Committee. None of these directors has ever been employees or officers of Overland. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

        The following performance graph and reports of the Compensation Committee and the Audit Committee are not "soliciting material", are not deemed filed with the Securities and Exchange Commission and are not to be incorporated by reference in any filings of Overland Storage, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Performance Graph

        The above graph assumes that $100.00 was invested in our common stock and in each index on June 30, 1998. Although we have not declared a dividend on our common stock, the total return for each index assumes the reinvestment of dividends. Shareholder returns over the period presented should not be considered indicative of future returns.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        The Compensation Committee of our Board reviews and approves executive officer compensation, makes recommendations to the Board regarding compensation of our directors and oversees the administration of our employee stock option plans and the employee stock purchase plan. The Compensation Committee's policy on executive compensation is that compensation should:

  •
  be effective in attracting and retaining key executives critical to our success;

  •
  align the interests of the executives with the interests of our shareholders;

  •
  reflect our financial performance; and

  •
  reward executives for their individual performance.

        Executive compensation includes base salary, bonuses based on our performance and the individual performance of the officers, and stock option grants. The Compensation Committee has designed these compensation programs to provide incentives for both short and long-term performance.

Base Salary

        The Compensation Committee sets the base salary of our Chief Executive Officer at an amount that it believes is competitive with the salaries paid to the chief executive officers of other companies of comparable size in similar industries. Salary levels of our other executive officers are set in a like manner. In evaluating salaries, the Compensation Committee utilizes surveys of the compensation practices of high technology companies. The Compensation Committee also relies on information provided by our human resources department personnel and their knowledge of local pay practices. Furthermore, the Compensation Committee considers the executives' performance of their job responsibilities and our overall financial performance.

        Mr. Calisi has served as our President and Chief Executive Officer since March 12, 2001. The Compensation Committee set his annual base salary at $375,000. In July 2002, the Compensation Committee approved a salary modification for Mr. Calisi increasing his salary to $405,000 effective August 1, 2002. The Compensation Committee also reviewed and approved salary modifications for the company's other executive officers in July 2002. These salary modifications were established according to the above guidelines and pursuant to the terms of any currently effective employment agreements.

Bonuses

        Executive Bonus Plan.    Our Chief Executive Officer and other executive officers participate in our executive bonus plan which is designed as a performance-based component of their compensation package. The Compensation Committee tailors the bonus plan for each executive to be unique to his area of responsibility. For fiscal year 2003, the plan established by the Compensation Committee was evaluated and paid on a quarterly basis and included two performance measurement points for each executive officer:

  •
  our actual earnings per share (EPS) in comparison to the target approved by the Committee; and

  •
  achievement of individual job performance goals and objectives.

        At the end of the second, third and fourth quarters of fiscal year 2003, EPS targets and performance measurement points for each executive officer were met and in February, May and August 2003, we paid bonuses to our executive officers. No bonuses were paid for the first fiscal quarter as the EPS target was not achieved.

Stock Option Grants

        We provide our executive officers with long-term incentives by granting them stock options. The exercise price of these options is equal to the closing market price of our common stock on the date of grant. The options have generally vested monthly over a three-year period for existing employees, and for new employees, one-third of these options vest after the first year of employment and the remaining two-thirds vest monthly over the next two years. An initial grant of options is made at the time an executive is hired. The Compensation Committee considers on an annual basis any additional grants that should be made based on both company and individual performance. The Compensation Committee takes into account the executive's position and level of responsibility, existing stock and unvested option holdings and the potential reward if the stock price appreciates in the public market.

        On July 10, 2002, the Compensation Committee approved an incentive grant of options to Ms. Gallo and Messrs. Calisi, Cloyd, Gawarecki, LoForti and Scroop. On June 25, 2003, the Compensation Committee approved a new-hire grant of options for Mr. Matze.

        The Compensation Committee believes that in total, management compensation levels during fiscal year 2003 appropriately reflect the application of its compensation policy.

Tax Deductibility

        The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code, which disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the Chief Executive Officer and four most highly compensated executive officers unless such compensation meets the requirements for "performance based compensation". As the cash compensation paid by the company to each of its executives is expected to be below $1 million and the Compensation Committee believes that options granted under the stock option plans to such officers will meet the requirements for qualifying as performance based compensation, the Compensation Committee believes that Section 162(m) will not affect the tax deductions available to the company with respect to the compensation of its executives. It is the company's policy to qualify to the extent reasonable its executive officer compensation for deductibility under applicable tax law. However, the company may, from time to time, pay compensation to its officers that may not be deductible.

                      THE COMPENSATION COMMITTEE:

                      Peter Preuss, Chairman
                      Robert A. Degan
                      John Mutch
                      John A. Shane

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The purpose of the Audit Committee is to assist our Board of Directors in its general oversight of our financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal controls and procedures designed to assure compliance with accounting standards, applicable laws and regulations. Our independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

        The Audit Committee is comprised solely of independent directors as defined in the listing standards of the NASDAQ Stock Market. The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent audit. The Audit Committee serves in a board-level oversight role where it provides advice, counsel and direction to management and the independent auditors on the basis of the information it receives, discussions with the auditors and the experience of the Audit Committee's members in business, financial and accounting matters.

Review with Management

        The Audit Committee has reviewed and discussed our audited financial statements with management.

Review and Discussions with Independent Auditors

        The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles, the independent auditors' judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including the matters required to be discussed by Statement of Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and Overland. The Audit Committee also has received from the independent auditors the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1.

        The Audit Committee discussed with our independent auditors the overall scope and plans for their audit of our financial statements. The Audit Committee met with our independent auditors, with and without management present, to discuss the results of the independent auditors' examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

Selection of Independent Auditors for the fiscal year ending June 30, 2004

        The Audit Committee has selected PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ended June 30, 2004. The company expects that a representative of PricewaterhouseCoopers LLP will attend the annual meeting, and the representative will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from stockholders.

Audit Fees

        Total Fees.    During fiscal year 2003, we were billed a total of $156,000 by PricewaterhouseCoopers LLP for the audit of our financial statements for fiscal year 2003 and the review of our interim financial statements.

        Financial Information Systems Design and Implementation Fees.    We did not engage PricewaterhouseCoopers LLP to provide advice regarding information technology consulting during fiscal year 2003.

        All Other Fees.    During fiscal year 2003, we were billed a total of $14,475 by PricewaterhouseCoopers LLP for audit services performed with respect to the company's Form S-3 Registration Statement filed with the SEC following the company's private placement of common stock in May 2003 and a total of $97,233 for tax return compliance and consulting services related to the company's acquisition of Okapi Software, Inc. in June 2003.

        The Audit Committee has determined that the provision of the above-described non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining the auditors' independence.

Conclusion

        Based on the review and discussions referred to above, the Audit Committee recommended to our Board, and the Board has approved, that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended June 30, 2003. The Audit Committee and our Board have also appointed PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ended June 30, 2004.

                      THE AUDIT COMMITTEE:

                      John A. Shane, Chairman
                      Robert A. Degan
                      John Mutch
                      Peter Preuss

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Retention Agreements.    In addition to the retention agreements referenced in "Compensation of Executive Officers," we have also entered into retention agreements with Mr. Cloyd effective July 24, 2001, Mr. Richins effective January 16, 2002, Ms. Gallo effective August 8, 2002 and Mr. Matze effective June 25, 2003. These agreements provide that the officer will receive a severance payment if, within two years of the consummation of a change in control of Overland, he or she is terminated without cause or resigns with good reason. These severance payments are based on the officer's base salary at the time of the consummation of the change in control or the termination date, whatever is higher, plus his or her target bonus for the year prior to the consummation of the change in control. These agreements provide that, upon a change in control, each would be entitled to an amount equal to their respective base salary plus target bonus. If any portion of any payment under any of the agreements would constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code, then that payment will be reduced to an amount that is one dollar less than the threshold for triggering the tax imposed by Section 4999 of the Internal Revenue Code.

        Employment Agreements.    In addition to the employment agreements referenced in "Compensation of Executive Officers," we also entered into an employment agreement with Mr. Cloyd effective July 24, 2001. This agreement expired on July 23, 2002. This agreement provided that if we had terminated Mr. Cloyd's employment without cause we would have been obligated to pay Mr. Cloyd a severance payment equal to his base salary, payable on a pro-rated basis according to our normal payroll cycle for the 12 months following his termination. In addition, he was entitled to receive accelerated vesting for any stock options that would otherwise have vested during the 12-month period following his termination. He was also entitled to receive the cash severance payment if he resigned for good reason because of any of the following events:

  •
  reduction in compensation of more than 10%;

  •
  change in position or duties so that his duties were no longer consistent with his previous position; or

  •
  change in principal place of work to more than 50 miles from our current facility without his approval.

        Indemnification of Our Executive Officers and Directors.    Our executive officers and directors are entitled to be indemnified under our articles of incorporation and bylaws to the fullest extent permitted under California law. We have also entered into indemnification agreements with each of our executive officers and directors.

OTHER MATTERS

        We know of no other matters to be submitted at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the shares that they represent in accordance with their judgment.

        For further information about Overland Storage, Inc., please request a copy of our annual report on Form 10-K for the fiscal year ended June 30, 2003 that we filed with the Securities and Exchange Commission. It is available free of charge by sending a written request to Investor Relations, Overland Storage, Inc., 4820 Overland Avenue, San Diego, California 92123-1235.

                      By Order of the Board of Directors

                      /s/ Vernon A. LoForti

                      VERNON A. LoFORTI
                       Secretary

Appendix A

Overland Storage, Inc.
2003 Equity Incentive Plan

OVERLAND STORAGE, INC.

2003 EQUITY INCENTIVE PLAN

(AS ADOPTED EFFECTIVE            , 2003)

8.8	Substitute SARs	A-10
ARTICLE 9. RESTRICTED SHARES		A-10
9.1	Restricted Stock Agreement	A-10
9.2	Payment for Awards	A-10
9.3	Vesting Conditions	A-10
9.4	Voting and Dividend Rights	A-11
9.5	Nonassignability Of Restricted Shares	A-11
9.6	Substitute Restricted Shares	A-11
ARTICLE 10. STOCK UNITS		A-11
10.1	Stock Unit Agreement	A-11
10.2	Payment for Awards	A-11
10.3	Vesting Conditions	A-11
10.4	Voting and Dividend Rights	A-11
10.5	Form and Time of Settlement of Stock Units	A-12
10.6	Death of Recipient	A-12
10.7	Creditors' Rights	A-12
10.8	Nonassignability Of Stock Units	A-12
10.9	Substitute Stock Unit	A-12
ARTICLE 11. PROTECTION AGAINST DILUTION		A-12
11.1	Adjustments	A-12
11.2	Dissolution or Liquidation	A-13
11.3	Reorganizations	A-13
ARTICLE 12. DEFERRAL OF AWARDS		A-13
ARTICLE 13. AWARDS UNDER OTHER PLANS		A-14
ARTICLE 14. PAYMENT OF DIRECTOR'S FEES IN SECURITIES		A-14
14.1	Effective Date	A-14
14.2	Elections to Receive NSOs, Restricted Shares or Stock Units	A-14
14.3	Number and Terms of NSOs, Restricted Shares or Stock Units	A-14
ARTICLE 15. LIMITATION ON RIGHTS		A-14
15.1	Retention Rights	A-14
15.2	Shareholders' Rights	A-14
15.3	Regulatory Requirements	A-15
ARTICLE 16. WITHHOLDING TAXES		A-15
16.1	General	A-15
16.2	Share Withholding	A-15
ARTICLE 17. FUTURE OF THE PLAN		A-15
17.1	Term of the Plan	A-15
17.2	Amendment or Termination	A-15
ARTICLE 18. LIMITATION ON PAYMENTS		A-16
18.1	Scope of Limitation	A-16
18.2	Basic Rule	A-16
18.3	Reduction of Payments	A-16
18.4	Overpayments and Underpayments	A-16
18.5	Related Corporations	A-17
ARTICLE 19. DEFINITIONS		A-17
ARTICLE 20. EXECUTION		A-21

Overland Storage, Inc.
2003 Equity Incentive Plan

ARTICLE 1.    INTRODUCTION.

        The Board adopted the Plan effective as of the Effective Date. The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to shareholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

        The Plan shall be governed by, and construed in accordance with, the laws of the State of California (except its choice-of-law provisions).

ARTICLE 2.    ADMINISTRATION.

        2.1    Committee Composition.    The Committee shall administer the Plan. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

          (a)   Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

          (b)   Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

        2.2    Committee Responsibilities.    The Committee shall (a) select the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan.

        2.3    Committee for Non-Officer Grants.    The Board may also appoint a secondary committee of the Board, which shall be composed of two or more directors of the Company who need not satisfy the requirements of Section 2.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not Officers or Directors of the Company, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.

        2.4    Scope of Discretion.    On all matters for which the Plan confers the authority, right or power on the Board, the Committee, or a secondary committee to make decisions, that body may make those decisions in its sole and absolute discretion. Those decisions will be final, binding and conclusive. In making its decisions, the Board, Committee or secondary committee need not treat all persons eligible to receive Awards, all Participants, or all Awards the same way. Notwithstanding anything herein to the contrary, and except as provided in Section 17.2, the discretion of the Board, Committee or secondary committee is subject to the specific provisions and specific limitations of the Plan, as well as all rights conferred on specific Participants by Award agreements and other agreements entered into pursuant to the Plan.

        2.5    Rules Of Interpretation.    Any reference to a "Section" or "Article," without more, is to a Section or Article of the Plan. Captions and titles are used for convenience in the Plan and shall not, by themselves, determine the meaning of the Plan. Except when otherwise indicated by the context, the singular includes the plural and vice versa. Any reference to a statute is also a reference to the applicable rules and regulations adopted under that statute. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the Effective Date and including any successor provisions.

        2.6    Unfunded Plan.    The Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants, any such accounts will be used merely as a convenience. The Company shall not be required to segregate any assets on account of the Plan, the grant of Awards, or the issuance of Common Shares. The Company and the Committee shall not be deemed to be a trustee of stock or cash to be awarded under the Plan. Any obligations of the Company to any Participant shall be based solely upon contracts entered into under the Plan. No such obligations shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company. Neither the Company nor the Committee shall be required to give any security or bond for the performance of any such obligations.

ARTICLE 3.    SHARES AVAILABLE FOR GRANTS.

        3.1    Basic Limitation.    Common Shares issued pursuant to the Plan shall be authorized but unissued shares. The number of Common Shares initially reserved for issuance over the term of the Plan shall not exceed 3,727,827 Common Shares. Such reserve shall consist of (i) the number of Common Shares available for issuance, as of the Effective Date, under the Prior Plans, plus (ii) those Common Shares issued under the Prior Plans that are forfeited or repurchased at original cost by the Company after the Effective Date, or that are issuable upon exercise of options granted pursuant to the Prior Plans that expire or become unexercisable for any reason without having been exercised in full after the Effective Date, plus (iii) an additional increase of 400,000 Common Shares to be approved by the Company's shareholders on the Effective Date, plus (iv) the additional Common Shares described below. The limitations of this Section 3.1 shall be subject to adjustment pursuant to Article 11. If Restricted Shares or Common Shares issued upon the exercise of Options are forfeited, then such Common Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under this Section 3.1 and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under this Section 3.1 and the balance shall again become available for Awards under the Plan. The foregoing notwithstanding, the aggregate number of Common Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Common Shares are forfeited.

        3.2    Dividend Equivalents.    Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Common Shares available for Awards.

        3.3    Limitation on Restricted Shares and Stock Units.    No more than an aggregate of 100,000 Common Shares may be awarded under the Plan as Restricted Shares or Common Shares actually issued (if any) upon settlement of Stock Units. Restricted Shares which are forfeited shall not apply against the foregoing limitation. The limitations of this Section 3.3 shall be subject to adjustment pursuant to Article 11.

ARTICLE 4.    ELIGIBILITY.

        4.1    Incentive Stock Options.    Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs.

        4.2    Other Grants.    Employees, Outside Directors and Consultants, including prospective Employees, Directors and Consultants conditioned on the beginning of their Service, shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs.

        4.3    Section 162(m) Limitation.

            (a)    Options And SARs.    Subject to the provisions of this section 4.3, for so long as the Company is a "publicly held corporation" within the meaning of Section 162(m) of the Code: (i) no Employee may be granted one or more SARs and Options within any fiscal year of the Company under the Plan to purchase more than 400,000 Common Shares under Options or to receive compensation calculated with reference to more than that number of Common Shares under SARs, subject to adjustment pursuant to Article 11. If an Option or SAR is cancelled without being exercised, that cancelled Option or SAR shall continue to be counted against the limit on Awards that may be granted to any individual under this Section 4.3.

            (b)    Cash Awards And Stock Awards.    Any Award intended as "qualified performance-based compensation" within the meaning of section 162(m) of the Code must vest or become exercisable contingent on the achievement of one or more Objectively Determinable Performance Conditions. The Committee shall have the discretion to determine the time and manner of compliance with section 162(m) of the Code.

ARTICLE 5.    OPTIONS.

        5.1    Stock Option Agreement.    Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation.

        5.2    Number of Shares.    Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 11.

        5.3    Exercise Price.    Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an Option shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant (and shall not be less than 110% of the Fair Market Value for an ISO granted to a Ten Percent Shareholder).

        5.4    Exercisability and Term.    Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (and shall not exceed 5 years from the date of grant for a Ten Percent Shareholder). If an Optionee changes status from an Employee to a Consultant or Outside Director, that Optionee's ISOs become NSOs if not exercised within the three-month period beginning with the Optionee's termination of Service as an Employee for any reason other than the Optionee's death or disability (as defined in Section 22(e) of the Code). An ISO shall be treated as an NSO if it remains exercisable after, and is not exercised within, the three-month period described above. If an Optionee's Service terminates due to disability, any ISO held by such Optionee shall be treated as an NSO if it remains exercisable after, and is not exercised within, one year after termination of the Optionee's Service. A Stock Option Agreement may provide for accelerated exercisability in the event of the

Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. No Option granted to an individual who is subject to the overtime pay provisions of the Fair Labor Standards Act may be exercised before the expiration of six months after the Grant Date.

        5.5    Effect of Change in Control.    The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company or in the event that the Optionee is subject to an Involuntary Termination after a Change in Control. However, in the case of an ISO, the acceleration of exercisability shall not occur without the Optionee's written consent. In addition, acceleration of exercisability may be required under Section 11.3.

        5.6    Nonassignability of Options.    Except as determined by the Committee, no Option shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Domestic Relations Order and may be exercised by a guardian or conservator appointed to act for the Participant. No rights under an ISO may be transferred by the Participant, other than to a trust where under section 671 of the Code and other Applicable Law the Participant is considered the sole beneficial owner of the option while it is held in trust, or by will or the laws of descent and distribution. The Company's compliance with a Domestic Relations Order, or the exercise of an ISO by a guardian or conservator appointed to act for the Participant, shall not violate this Section 5.6.

        5.7    Substitute Options.    The Board may cause the Company to grant Substitute Options in connection with the acquisition by the Company or a Parent, Subsidiary or Affiliate of equity securities of any entity (including by merger, tender offer, or other similar transaction) or of all or a portion of the assets of any entity. Any such substitution shall be effective on the effective date of the acquisition. Substitute Options may be NSOs or ISOs. Unless and to the extent specified otherwise by the Board, Substitute Options shall have the same terms and conditions as the options they replace, except that (subject to the provisions of Article 11) Substitute Options shall be Options to purchase Common Shares rather than equity securities of the granting entity and shall have an Exercise Price adjusted appropriately, as determined by the Board.

        5.8    Limitation on ISOs.    Options intended to be ISOs that are granted to any single Optionee under all incentive stock option plans of the Company and its Parents or Subsidiaries, including ISOs granted under the Plan, may not vest at a rate of more than $100,000 in Fair Market Value of stock (measured on the grant dates of the options) during any calendar year. For this purpose, an Option vests with respect to a given Common Share the first time its holder may purchase that Common Share, notwithstanding any right of the Company to repurchase that Common Share. Unless the administrator of that option plan specifies otherwise in the related agreement governing the option, this vesting limitation shall be applied by, to the extent necessary to satisfy this $100,000 rule, treating certain stock options that were intended to be ISOs as NSOs. The stock options or portions of stock options to be reclassified as NSOs are those with the highest option prices, whether granted under the Plan or any other equity compensation plan of the Company or any Parent, Subsidiary or Affiliate that permits that treatment. This Section 5.8 shall not cause an ISO to vest before its original vesting date or cause an ISO that has already vested to cease to be vested.

ARTICLE 6.    PAYMENT FOR OPTION SHARES.

        6.1    General Rule.    The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents denominated in U.S. dollars (except as specified by the

Committee for non-U.S. Employees or non-U.S. sub-plans) at the time when such Common Shares are purchased, except as follows:

          (a)   In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

          (b)   In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

        6.2    Exercise/Sale.    To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company; provided that to the extent the Company would be deemed to extend or arrange for the extension of credit in the form of a personal loan to an Optionee under the foregoing procedure, no Officer or Director may use the foregoing procedure to pay the Exercise Price.

        6.3    Other Forms of Payment.    To the extent that this Section 6.3 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7.    AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS.

        7.1    Annual Grants.    Upon the conclusion of each regular annual meeting of the Company's shareholders held in the year 2003 or thereafter, each Outside Director who will continue serving as a member of the Board thereafter shall receive an NSO covering 18,000 Common Shares, except that such NSO shall not be granted in a calendar year in which the same Outside Director holds a nonqualified stock option issued with respect to Board Service under a Prior Plan which is not fully vested upon the date of such annual meeting. NSOs granted under this Section 7.1 shall become exercisable in twelve (12) equal monthly installments over the twelve-month period commencing on the first monthly anniversary of the date of grant, with the last vesting date being the first annual anniversary of the date of grant, subject to continuing Service. An Outside Director who previously was an Employee shall be eligible to receive grants under this Section 7.1.

        7.2    Initial Grants.    Each Outside Director who first becomes a member of the Board after the Effective Date shall receive a one-time grant of an NSO covering the number of Common Shares determined by multiplying 1,500 by the whole number of months remaining until the next regular annual meeting of the Company's shareholders, giving credit for any partial month. Such NSO shall be granted on the date when such Outside Director first joins the Board and shall become exercisable in equal monthly installments commencing on the first monthly anniversary of the date of grant and ending on the date of such next annual meeting, with the last vesting date being the date of such next annual meeting, subject to continuing Service. An Outside Director who previously was an Employee shall be eligible to receive a grant under this Section 7.2.

        7.3    Replenishment Grants.    Each Outside Director who currently holds any nonqualified stock option issued with respect to Board Service under a Prior Plan which was not fully vested upon the date of a regular annual meeting of the Company's shareholders held in the year 2003 or thereafter, shall upon the date that all such nonqualified options become fully vested, receive a one-time grant of an NSO covering the number of Common Shares determined by multiplying 1,500 by the whole number of months remaining until the next regular annual meeting of the Company's shareholders, giving credit for any partial month. Such NSO shall become exercisable in equal monthly installments commencing on the first monthly anniversary of the date of grant and ending on the date of such next annual meeting, with the last vesting date being the date of such next annual meeting, subject to continuing Service. An Outside Director who previously was an Employee shall be eligible to receive a grant under this Section 7.3.

        7.4    Accelerated Exercisability.    All NSOs granted to an Outside Director under this Article 7 shall also become exercisable in full in the event that:

  (a)
  Such Outside Director's Service terminates because of death or total and permanent disability; or

  (b)
  The Company is subject to a Change in Control before such Outside Director's Service terminates.

        Acceleration of exercisability may also be required by Section 11.3.

        7.5    Exercise Price.    The Exercise Price under all NSOs granted to an Outside Director under this Article 7 shall be equal to 100% of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Sections 6.1, 6.2 and 6.3.

        7.6    Term.    All NSOs granted to an Outside Director under this Article 7 shall terminate on the earliest of (a) the 10th anniversary of the date of grant, (b) the date three (3) months after the termination of such Outside Director's Service for any reason other than death or total and permanent disability or (c) the date twelve (12) months after the termination of such Outside Director's Service because of death or total and permanent disability.

ARTICLE 8.    STOCK APPRECIATION RIGHTS.

        8.1    SAR Agreement.    Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

        8.2    Number of Shares.    Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 11.

        8.3    Exercise Price.    Each SAR Agreement shall specify the Exercise Price. An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

        8.4    Exercisability and Term.    Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. The grant or vesting of an SAR may be made contingent on the achievement of performance conditions. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

        8.5    Effect of Change in Control.    The Committee may determine, at the time of granting an SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that the Company is subject to a Change in Control or in the event that the Optionee is subject to an Involuntary Termination after a Change in Control. In addition, acceleration of exercisability may be required under Section 11.3.

        8.6    Exercise of SARs.    Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine, over the period or periods set forth in the SAR Agreement. An SAR Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of an SAR, on an aggregate basis or as to any Participant. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

        8.7    Nonassignability of SARs.    Except as determined by the Committee, no SAR shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution. However, SARs may be transferred and exercised in accordance with a Domestic Relations Order and may be exercised by a guardian or conservator appointed to act for the Participant.

        8.8    Substitute SARs.    The Board may cause the Company to grant Substitute SARs in connection with the acquisition by the Company or a Parent, Subsidiary or Affiliate of equity securities of any entity (including by merger, tender offer, or other similar transaction) or of all or a portion of the assets of any entity. Any such substitution shall be effective on the effective date of the acquisition. Unless and to the extent specified otherwise by the Board, Substitute SARs shall have the same terms and conditions as the SARs they replace, except that (subject to the provisions of Article 11) Substitute SARs shall be exercisable with respect to the Fair Market Value of Common Shares rather than equity securities of the granting entity and shall be on terms that, as determined by the Board in its sole and absolute discretion, properly reflect that substitution.

ARTICLE 9.    RESTRICTED SHARES.

        9.1    Restricted Stock Agreement.    Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

        9.2    Payment for Awards.    Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, labor done, services actually rendered to the Company or for its benefit or in its reorganization, debts or securities cancelled, tangible or intangible property actually received either by the Company or a wholly-owned subsidiary, and promissory notes (provided the recipient is an Employee who is not a Director or Officer at the time of grant). All cash and cash equivalents shall be dominated in U.S. dollars except as specified by the Committee for non-U.S. Employees or non-U.S. sub-plans.

        9.3    Vesting Conditions.    Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. The Committee may include among such conditions the achievement of Objectively Determinable Performance Conditions. In no event shall the number of Restricted Shares which are subject to performance-based vesting conditions and which are granted to any one Participant in any single fiscal calendar year of the Company exceed 100,000, subject to adjustment in accordance with Article 11. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company or in the event that the Participant is subject to an Involuntary Termination after a Change in Control.

        9.4    Voting and Dividend Rights.    The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other shareholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

        9.5    Nonassignability Of Restricted Shares.    Except as determined by the Committee, no Restricted Shares shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution until such time as the Restricted Shares have vested. Notwithstanding anything to the contrary herein, Restricted Shares may be transferred and exercised in accordance with a Domestic Relations Order.

        9.6    Substitute Restricted Shares.    The Board may cause the Company to grant Substitute Restricted Shares in connection with the acquisition by the Company or a Parent, Subsidiary or Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Unless and to the extent specified otherwise by the Board, Substitute Restricted Shares shall have the same terms and conditions as the restricted shares they replace, except that (subject to the provisions of Article 11) Substitute Restricted Shares shall be Common Shares rather than equity securities of the granting entity and shall be on terms that, as determined by the Board in its sole and absolute discretion, properly reflect the substitution. Any such Substituted Restricted Shares shall be granted effective on the effective date of the acquisition.

ARTICLE 10.    STOCK UNITS.

        10.1    Stock Unit Agreement.    Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

        10.2    Payment for Awards.    To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

        10.3    Vesting Conditions.    Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. The Committee may include among such conditions the achievement of Objectively Determinable Performance Conditions. In no event shall the number of Stock Units which are subject to performance-based vesting conditions and which are granted to any one Participant in any single fiscal year of the Company exceed 100,000, subject to adjustment in accordance with Article 11. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that the Company is subject to a Change in Control or in the event that the Participant is subject to an Involuntary Termination after a Change in Control. In addition, acceleration of vesting may be required under Section 11.3.

        10.4    Voting and Dividend Rights.    The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both, as determined by the Committee. Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

        10.5    Form and Time of Settlement of Stock Units.    Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee, over the period or periods established by the Committee. A Stock Unit Award may place limits on the amount that may be paid over any specified period or periods, on an aggregate basis or as to any Participant. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on performance criteria. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Distribution on settlement may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 11.

        10.6    Death of Recipient.    Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

        10.7    Creditors' Rights.    A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

        10.8    Nonassignability Of Stock Units.    Except as determined by the Committee, no Stock Unit Award shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution. Notwithstanding anything to the contrary herein, Stock Unit Awards may be transferred and exercised in accordance with a Domestic Relations Order.

        10.9    Substitute Stock Unit.    The Board may cause the Company to grant Substitute Stock Units in connection with the acquisition by the Company or a Parent, Subsidiary or Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Unless and to the extent specified otherwise by the Board, Substitute Stock Units shall have the same terms and conditions as the stock units they replace, except that (subject to the provisions of Article 11) Substitute Stock Units shall be settled with respect to the Fair Market Value of the Common Shares rather than equity securities of the granting entity and shall be on terms that, as determined by the Board in its sole and absolute discretion, properly reflect the substitution.

ARTICLE 11.    PROTECTION AGAINST DILUTION.

        11.1    Adjustments.    In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares or a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, corresponding adjustments shall automatically be made in each of the following:

          (a)   The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 3;

          (b)   The number of Common Shares covered by automatic grants pursuant to Sections 7.1, 7.2 and 7.3;

          (c)   The limitations set forth in Sections 3.3, 4.3(a), 9.3 and 10.3;

          (d)   The number of Common Shares covered by each outstanding Option and SAR;

          (e)   The Exercise Price under each outstanding Option and SAR; or

          (f)    The number of Stock Units included in any prior Award that has not yet been settled.

In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Except as provided in this Article 11, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

        11.2    Dissolution or Liquidation.    To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

        11.3    Reorganizations.    In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards, (d) full exercisability or vesting and accelerated expiration of the outstanding Awards or (e) settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards. In the event of a Divestiture, the Board may, but need not, direct that one or more of the foregoing actions be taken with respect to Awards held by, for example, Employees, Outside Directors or Consultants for whom the transaction or event resulted in a termination of Service. The Board need not adopt the same rules for each Award or Participant.

ARTICLE 12.    DEFERRAL OF AWARDS.

        The Committee (in its sole discretion) may permit or require a Participant to:

          (a)   Have cash that otherwise would be paid to such Participant as a result of the exercise of an SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books;

          (b)   Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

          (c)   Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Common Shares as of the date when they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Article 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Article 12.

ARTICLE 13.    AWARDS UNDER OTHER PLANS.

        The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under the Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

ARTICLE 14.    PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

        14.1    Effective Date.    No provision of this Article 14 shall be effective unless and until the Board has determined to implement such provision.

        14.2    Elections to Receive NSOs, Restricted Shares or Stock Units.    An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 14 shall be filed with the Company on the prescribed form.

        14.3    Number and Terms of NSOs, Restricted Shares or Stock Units.    The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The Board shall also determine the terms of such NSOs, Restricted Shares or Stock Units.

ARTICLE 15.    LIMITATION ON RIGHTS.

        15.1    Retention Rights.    Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company's articles of incorporation and by-laws and a written employment agreement (if any).

        15.2    Shareholders' Rights.    A Participant shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

        15.3    Regulatory Requirements.    Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all Applicable Law. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all Applicable Law relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

ARTICLE 16.    WITHHOLDING TAXES.

        16.1    General.    To the extent required by Applicable Law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

        16.2    Share Withholding.    To the extent that applicable law subjects a Participant to tax withholding obligations, the Committee may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when they are withheld or surrendered.

ARTICLE 17.    FUTURE OF THE PLAN.

        17.1    Term of the Plan.    The Plan, as set forth herein, shall become effective on the Effective Date. The Plan shall remain in effect until it is terminated under Section 17.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Common Shares available under Article 3 that was approved by the Company's shareholders.

        17.2    Amendment or Termination.    The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by Applicable Law. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not impair the rights of any Participant under any Award previously granted under the Plan unless the Participant consents to such amendment. The Board or the Committee may amend the terms of any existing Award, prospectively or retroactively, but no such amendment shall impair the rights of any Participant unless the Participant consents to such amendment. The Board or the Committee may not amend the terms of any Option to reduce the Exercise Price (except pursuant to Article 11), or cancel any Option and grant a new Opinion with a lower Exercise Price such that the effect would be the same as reducing the Exercise Price, without the approval of the Company's shareholders. Notwithstanding anything herein to the contrary, no consent of a Participant shall be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension, termination, or modification: (a) is required or advisable in order for the Company, the Plan or the Award to satisfy Applicable Law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Article 11, is in the best interests of the Company or its shareholders. The Board may, but need not, take the tax or accounting consequences to affected Participants into consideration in acting under the preceding sentence. Those decisions shall be final, binding and conclusive. Termination of the Plan shall not affect the Committee's ability to exercise the powers granted to it under the Plan with respect to Awards granted before the termination notwithstanding that Awards become exercisable or are to be settled after the termination.

ARTICLE 18.    LIMITATION ON PAYMENTS.

        18.1    Scope of Limitation.    This Article 18 shall apply to an Award only if:

          (a)   The after-tax value of such Award to the Participant, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Participant (including the excise tax under section 4999 of the Code), will be greater after the application of this Article 18 than it was before the application of this Article 18; or

          (b)   The Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall be subject to this Article 18 (regardless of the after-tax value of such Award to the Participant).

If this Article 18 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

        18.2    Basic Rule.    In the event that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Article 18, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

        18.3    Reduction of Payments.    If any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 18, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Company under this Article 18 shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

        18.4    Overpayments and Underpayments.    As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Company hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Company, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Company believes in good faith has a high probability of success, determine that an Overpayment has been made, the Participant shall repay the amount of the Overpayment to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount that is subject to taxation under section 4999 of the Code and further provided that no amount shall be payable by an Officer or Director if such obligation would be a violation of Applicable Law. In the event that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

        18.5    Related Corporations.    For purposes of this Article 18, the term "Company" shall include affiliated corporations in accordance with section 280G(d)(5) of the Code.

ARTICLE 19.    DEFINITIONS.

        19.1    "Affiliate" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

        19.2    "Applicable Law" means any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Common Shares are listed or quoted, applicable to the taking or refraining from taking of any action under the Plan, including the administration of the Plan and the issuance or transfer of Awards.

        19.3    "Award" means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

        19.4    "Board" means the Company's Board of Directors, as constituted from time to time.

        19.5    "Cause" means (a) acts or omissions constituting gross negligence, recklessness or willful misconduct with respect to the Participant's obligations or otherwise relating to the business of the Company; (b) the Participant's material breach of a written agreement between the Participant and the Company (or a Parent, Subsidiary or Affiliate); (c) conviction or entry of a plea of nolo contendere for fraud, misappropriation or embezzlement, or any felony or crime of moral turpitude; (d) dishonesty or involvement in any conduct that adversely affects the Company's name or public image or is otherwise detrimental to the Company's business interests; (e) willful neglect of duties; or (f) unauthorized use or disclosure of the confidential information or trade secrets of the Company, which use or disclosure causes material harm to the Company. The foregoing, however, shall not be deemed an exclusive list of all acts or omissions that the Company (or the Parent, Subsidiary or Affiliate employing the Participant) may consider as grounds for the discharge of the Participant without Cause. The Committee shall be entitled to determine "Cause" based on the Committee's good faith belief.

        19.6    "Change in Control" means:

          (a)   The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity;

          (b)   The sale, transfer or other disposition of all or substantially all of the Company's assets;

          (c)   A change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors;

          (d)   Any transaction as a result of which the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which a majority of the Continuing Directors who are not affiliated with the offeror do not recommend such shareholders accept; or

          (e)   A Divestiture; provided that a Divestiture shall be a Change in Control only to the extent that the Board determines that such Divestiture constitutes a Change in Control, and then only for those Participants for whom the Board has expressly resolved that such Divestiture constitutes a Change in Control for such Participants. In making such determination, the Board need not adopt the same rules for each Award or Participant.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction. The Committee shall determine whether an event shall be treated as a Change of Control.

        19.7    "Code" means the Internal Revenue Code of 1986, as amended.

        19.8    "Committee" means a committee of the Board, as described in Article 2.

        19.9    "Common Share" means one share of the common stock of the Company.

        19.10    "Company" means Overland Storage, Inc., a California corporation.

        19.11    "Consultant" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor.

        19.12    "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

        19.13    "Divestiture" means a transaction or event where the Company or a Parent, Subsidiary or Affiliate sells or otherwise transfers its equity securities to a person or entity other than the Company or a Parent, Subsidiary or Affiliate, or leases, exchanges or transfers all or any portion of its assets to such a person or entity, where the Board specifies that such transaction or event constitutes a "Divestiture."

        19.14    "Domestic Relations Order" means a "domestic relations order" as defined in, and otherwise meeting the requirements of, section 414(p) of the Code, except that reference to a "plan" in that definition shall be to the Plan.

        19.15    "Director" means a member of the Board of Directors of the Company.

        19.16    "Effective Date" means the earliest date on which the Plan has been adopted by the Board and approved by the Company's shareholders.

        19.17    "Employee" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate. Notwithstanding the foregoing, individuals who are classified by the Company or a Parent, Subsidiary or Affiliate as (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers, shall not be deemed Employees. The Company's or a Parent's, Subsidiary's or Affiliate's classification of an individual as an "Employee" (or as not an "Employee") for purposes of the Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. A Participant shall not cease to be an Employee due to transfers between locations of the Company, or among the Company and a Parent, Subsidiary or Affiliate, or to any successor to the Company or a Parent,

Subsidiary or Affiliate that assumes an Optionee's Options under Section 11.3. Neither service as a Director nor receipt of a director's fee shall be sufficient to make a Director an "Employee."

        19.18    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        19.19    "Exercise Price," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

        19.20    "Fair Market Value" means the market price of Common Shares, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

        19.21    "Involuntary Termination" means the termination of the Participant's Service by reason of:

          (a)   The involuntary discharge of the Participant by the Company (or the Parent, Subsidiary or Affiliate employing him or her) for reasons other than Cause; or

          (b)   The voluntary resignation of the Participant following (i) a material adverse change in his or her title, stature, authority or responsibilities with the Company (or the Parent, Subsidiary or Affiliate employing him or her), (ii) a material reduction in his or her base salary or (iii) receipt of notice that his or her principal workplace will be relocated by more than 90 miles.

        19.22    "ISO" means an incentive stock option described in section 422(b) of the Code.

        19.23    "NSO" means a stock option not described in sections 422 or 423 of the Code.

        19.24    "Objectively Determinable Performance Condition" shall mean a performance condition (i) that is established (A) at the time an Award is granted or (B) no later than the earlier of (1) 90 days after the beginning of the period of Service to which it relates, or (2) before the elapse of 25% of the period of Service to which it relates, (ii) that is uncertain of achievement at the time it is established, and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts. Examples of measures that may be used in Objectively Determinable Performance Conditions include net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, objective customer satisfaction indicators and efficiency measures, each with respect to the Company and/or a Parent, Subsidiary or Affiliate, and/or an individual business unit.

        19.25    "Officer" means an officer of the Company as defined in Rule 16a-1 adopted under the Exchange Act.

        19.26    "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

        19.27    "Optionee" means an individual or estate who holds an Option or SAR.

        19.28    "Outside Director" means a member of the Board who is not an Employee.

        19.29    "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

        19.30    "Participant" means (i) a person to whom an Award has been granted, including a holder of a Substitute Award; or (ii) a person to whom an Award has been transferred in accordance with the applicable requirements of Sections 5.6, 8.7, 9.5, or 10.8

        19.31    "Plan" means this Overland Storage, Inc. 2003 Equity Incentive Plan, as amended from time to time.

        19.32    "Prior Plans" means the Company's 1995 Stock Option Plan, 1997 Executive Stock Option Plan, 2000 Stock Option Plan, and 2001 Supplemental Stock Option Plan, each as in effect on the Effective Date.

        19.33    "Restricted Share" means a Common Share awarded pursuant to Article 9 of the Plan.

        19.34    "Restricted Stock Agreement" means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

        19.35    "SAR" means a stock appreciation right granted under the Plan.

        19.36    "SAR Agreement" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

        19.37    "Service" means service as an Employee, Outside Director or Consultant. Unless otherwise determined by the Committee or otherwise provided in the Plan or Award agreement, Service shall continue notwithstanding a change in status from an Employee, Consultant or Outside Director to another such status. An event that causes a Parent, Subsidiary or Affiliate to cease having status as a Parent, Subsidiary or Affiliate shall be deemed to discontinue the Service of that entity's Employees, Outside Directors and Consultants unless such persons retain the status of Employee, Outside Director or Consultant of the Company or a remaining Parent, Subsidiary or Affiliate.

        19.38    "Stock Option Agreement" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

        19.39    "Stock Unit" means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

        19.40    "Stock Unit Agreement" means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.

        19.41    "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

        19.42    "Substitute Award" means a Substitute Option, Substitute SAR, Substitute Restricted Share or Substitute Stock Unit granted in accordance with the terms of the Plan.

        19.43    "Substitute Option" means an Option granted in substitution for, or upon the conversion of, an option granted by another entity to purchase equity securities in the granting entity.

        19.44    "Substitute SAR" means a SAR granted in substitution for, or upon the conversion of, a stock appreciation right granted by another entity with respect to equity securities in the granting entity.

        19.45    "Substitute Restricted Share" means a Restricted Share granted in substitution for a restricted share granted by another entity with respect to equity securities in the granting entity.

        19.46    "Substitute Stock Unit" means a Stock Unit granted in substitution for, or upon the conversion of, a stock unit granted by another entity with respect to equity securities in the granting entity.

        19.47    "Ten Percent Stockholder" means any person who, directly or by attribution under Section 424(d) of the Code, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary on the date of Option grant.

ARTICLE 20.    EXECUTION.

        To record the adoption of the Plan by the Board and approval by the Company's shareholders effective on            , 2003, the Company has caused its duly authorized officer to execute this document in the name of the Company.

OVERLAND STORAGE, INC.
By:
Title:

Attachment I
Amended and Restated 1996 Employee Stock Purchase Plan

AMENDED AND RESTATED
1996 EMPLOYEE STOCK PURCHASE PLAN
OF
OVERLAND STORAGE, INC.

(Amended and Restated Effective September 6, 2003)

AMENDED AND RESTATED
1996 EMPLOYEE STOCK PURCHASE PLAN
OF OVERLAND STORAGE, INC.

(Amended and Restated Effective September 6, 2003)

1.    PURPOSE.

        The purpose of this Plan is to provide an opportunity for Employees of Overland Storage, Inc. (the "Corporation") and its Designated Subsidiaries, to purchase Common Stock of the Corporation and thereby to have an additional incentive to contribute to the prosperity of the Corporation. It is the intention of the Corporation that the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended, although the Corporation makes no undertaking nor representation to maintain such qualification.

2.    DEFINITIONS.

          (a)   "Board" shall mean the Board of Directors of the Corporation.

          (b)   "Base Compensation" means, with respect to each Participant for each pay period, such Participant's Compensation, excluding (i) Bonus Compensation; (ii) any amounts contributed by the Corporation or a Designated Subsidiary to any pension plan, deferred compensation plan, or other similar plan; (iii) any automobile allowance (or reimbursement for such expenses); and (iv) any amounts paid as a starting bonus or finder's fee.

          (c)   "Bonus Compensation" means, with respect to each Participant for each period with respect to which a cash bonus is payable to such Employee, the amount of the cash bonus payable to such Participant for such period. Except as determined by the Committee, Bonus Compensation does not include: (i) any amounts contributed by the Corporation or a Designated Subsidiary to any pension plan, deferred compensation plan, or other similar plan; (ii) any automobile allowance (or reimbursement for such expenses); or (iii) any amounts paid as a starting bonus or finder's fee.

          (d)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (e)   "Committee" shall mean the committee appointed by the Board in accordance with Section 12 of the Plan.

          (f)    "Common Stock" shall mean the Common Stock of the Corporation, or any stock into which such Common Stock may be converted.

          (g)   "Compensation" shall mean an Employee's wages or salary and other amounts payable to an Employee on account of personal services rendered by the Employee to the Corporation or a Designated Subsidiary and which are reportable as wages or other compensation on the Employee's Form W-2, plus pre-tax contributions of the Employee under a cash or deferred arrangement (401(k) plan) or cafeteria plan maintained by the Corporation or a Designated Subsidiary, but excluding, however, (1) non-cash fringe benefits, (2) special payments as determined by the Committee (e.g., moving expenses, unused vacation, severance pay), (3) income from the exercise of stock options or other stock purchases and (4) any other items of Compensation as determined by the Committee.

          (h)   "Corporation" shall mean Overland Storage, Inc., a California corporation.

          (i)    "Designated Subsidiary" shall mean a Subsidiary which has been designated by the Board as eligible to participate in the Plan.

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          (j)    "Employee" shall mean an individual classified as an employee (within the meaning of Code Section 3401(c) and the regulations thereunder) by the Corporation or a Designated Subsidiary on the Corporation payroll records during the relevant participation period.

          (k)   "Entry Date" shall mean the first day of each Option Period.

          (l)    "Exercise Date" shall mean the last business day of each Exercise Period.

          (m)  "Exercise Period" shall mean a three-month, six-month or other period as determined by the Board. The first Exercise Period during an Option Period shall commence on the first day of such Option Period. Subsequent Exercise Periods, if any, shall run consecutively after the termination of the preceding Exercise Period. The last Exercise Period in an Option Period shall terminate on the last day of such Option Period.

          (n)   "Fair Market Value" shall mean the value of one (1) share of Common Stock on the relevant date, determined as follows:

          (1)   If the shares are traded on an exchange, the reported "closing price" on the last trading date immediately preceding the relevant date;

          (2)   If the shares are traded over-the-counter on the NASDAQ Stock Market, the NASDAQ Official Closing Price reported for the last trading date immediately preceding the relevant date;

          (3)   If neither (1) nor (2) applies, the fair market value as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

          (o)   "Maximum Percentage" means the maximum percentage of (i) Base Compensation, or (ii) Base Compensation and Bonus Compensation, which a Participant may elect to have withheld from Compensation pursuant to Section 4. The Maximum Percentage will be fifteen percent (15%) unless a lower percentage amount is designated by the Committee with respect to an Option Period.

          (p)   "Option Period" shall mean a period of up to twenty-seven (27) months as determined by the Committee. The Board may determine that the Option Period and the Exercise Period are the same.

          (q)   "Participant" shall mean a participant in the Plan as described in Section 4 of the Plan.

          (r)   "Plan" shall mean this employee stock purchase plan.

          (s)   "Shareholder" shall mean a record holder of shares entitled to vote shares of Common Stock under the Corporation's by-laws.

          (t)    "Subsidiary" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, as described in Code Section 424(f).

3.    ELIGIBILITY.

        Any Employee regularly employed on a full-time basis by the Corporation or by any Designated Subsidiary on an Entry Date shall be eligible to participate in the Plan with respect to the Option Period commencing on such Entry Date, provided that the Committee may establish administrative rules requiring that employment commence some minimum period (e.g., one pay period) prior to an Entry Date to be eligible to participate with respect to that Entry Date and provided further that (1) the Board may extend eligibility to part-time Employees pursuant to criteria and procedures established by the Committee and (2) the Board may impose an eligibility period on participation of up to two years with respect to participation on any prospective Entry Date. The Board may also determine that a designated group of highly compensated Employees (e.g., Employees subject to Section 16(b) of the Securities Exchange Act of 1934) are ineligible to participate in the Plan. An

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Employee shall be considered employed on a full-time basis unless his or her customary employment is less than 20 hours per week or five months per year. No Employee may participate in the Plan if immediately after an option is granted the Employee owns or is considered to own (within the meaning of Code Section 424(d)), shares of stock, including stock which the Employee may purchase by conversion of convertible securities or under outstanding options granted by the Corporation, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or of any of its Subsidiaries. All Employees who participate in the Plan shall have the same rights and privileges under the Plan except for differences which may be mandated by local law and which are consistent with Code Section 423(b)(5). The Board may impose restrictions on eligibility and participation of Employees who are officers and directors to facilitate compliance with federal or state securities laws or foreign laws.

4.    PARTICIPATION.

          4.1   An Employee who is eligible to participate in the Plan in accordance with Section 3 may become a Participant by filing, on a date prescribed by the Committee prior to an applicable Entry Date, a completed payroll deduction authorization and Plan enrollment form provided by the Corporation. An eligible Employee may authorize payroll deductions at the rate of any whole percentage (i.e., 1%, 2%, 3%, etc.), up to the Maximum Percentage, of either (i) the Employee's Base Compensation, or (ii) the Employee's Base Compensation and Bonus Compensation, as elected by the Employee in the payroll deduction authorization and Plan enrollment form. If an Employee has elected to participate in the Plan but has not made an election whether payroll deductions should be calculated and withheld from the Employee's Base Compensation, or from the Employee's Base Compensation and Bonus Compensation, then payroll deductions shall be calculated and withheld from such Employee's Base Compensation only. All payroll deductions may be held by the Corporation and commingled with its other corporate funds. No interest shall be paid or credited to the Participant with respect to such payroll deductions except where required by local law as determined by the Committee. A separate bookkeeping account for each Participant shall be maintained by the Corporation under the Plan and the amount of each Participant's payroll deductions shall be credited to such account. A Participant may not make any additional payments into such account.

          4.2   Under procedures established by the Committee, a Participant may suspend or discontinue participation in the Plan at any time during an Exercise Period by completing and filing a new payroll deduction authorization and Plan enrollment form with the Corporation. A Participant may increase or decrease his or her rate of payroll deductions, or change his or her election of the portion of Compensation (i.e., Base Compensation, or Base Compensation and Bonus Compensation) from which payroll deductions will be calculated and withheld, by filing a new payroll deduction authorization and Plan enrollment form at any time. Changes in rate shall be effective as soon as reasonably practicable after the Corporation has received such form. Changes in the portion of Compensation from which payroll deductions will be calculated and withheld will be effective for the next commencing Exercise Period, subject to continuing eligibility of the Participant pursuant to Section 3. The Committee may establish rules limiting the frequency with which Participants may increase or decrease the rate of payroll deduction, or change the election of the portion of Compensation from which payroll deductions will be calculated and withheld, and may impose a waiting period on Participants wishing to increase the rate of payroll deductions after a decrease. If a new payroll deduction authorization and Plan enrollment form is not filed with the Corporation, the rate of payroll deductions and the portion of Compensation from which payroll deductions will be calculated and withheld shall continue as originally elected (i) throughout the Option Period and (ii) subject to continued eligibility as determined under Section 3, for succeeding Option Periods; unless in either case the Committee determines to change the Maximum Percentage.

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        If a Participant suspends participation during an Exercise Period, his or her accumulated payroll deductions will remain in the Plan for purchase of shares as specified in Section 6 on the following Exercise Date, but the Participant will not again participate until he or she completes a new payroll deduction authorization and Plan enrollment form. The Committee may establish rules limiting the frequency with which Participants may suspend and resume payroll deductions under the Plan and may impose a waiting period on Participants wishing to resume suspended payroll deductions. If a Participant discontinues participation in the Plan, the amount credited to the Participant's individual account shall be paid to the Participant without interest (except where required by local law). In the event any Participant terminates employment with the Corporation or any Subsidiary for any reason (including death) prior to the expiration of an Option Period, the Participant's participation in the Plan shall terminate and all amounts credited to the Participant's account shall be paid to the Participant or the Participant's estate without interest (except where required by local law). Whether a termination of employment has occurred shall be determined by the Committee. The Committee may also establish rules regarding when leaves of absence or change of employment status (e.g., from full-time to part-time) will be considered to be a termination of employment, and the Committee may establish termination of employment procedures for this Plan which are independent of similar rules established under other benefit plans of the Corporation and its Subsidiaries.

        In the event of a Participant's death, any accumulated payroll deductions will be paid, without interest, to the estate of the Participant.

5.    OFFERING.

          5.1   The maximum number of shares of Common Stock which may be issued pursuant to the Plan shall be 600,000 shares. The Board may designate any amount of available shares for offering for any Option Period determined pursuant to Section 5.2.

          5.2   Each Option Period, Entry Date and Exercise Period shall be determined by the Board. The Board shall have the power to change the duration of future Option Periods or future Exercise Periods, and to determine whether or not to have overlapping Option Periods, with respect to any prospective offering, without shareholder approval, and without regard to the expectations of any Participants.

          5.3   With respect to each Option Period, each eligible Employee who has elected to participate as provided in Section 4.1 shall be granted an option to purchase that number of shares of Common Stock which may be purchased with the payroll deductions accumulated on behalf of such Employee (assuming payroll deductions at a rate of 15% of Compensation) during each Exercise Period within such Option Period at the purchase price specified in Section 5.4 below; provided, however, (1) in no event shall the Employee be entitled to accrue rights to purchase shares under the Plan (and all other employee stock purchase plans, as defined in Code Section 423, of the Corporation and its subsidiaries) at a rate which exceeds $25,000 of the Fair Market Value of such stock (determined at the time the option is granted) for any calendar year in which such option is outstanding at any time, and (2) the maximum shares subject to any option shall in no event exceed 1,500.

          5.4   The option price under each option shall be the lower of: (i) a percentage (not less than eighty-five percent (85%)) established by the Board ("Designated Percentage") of the Fair Market Value of the Common Stock on the Entry Date on which an option is granted, or (ii) the Designated Percentage of the Fair Market Value on the Exercise Date on which the Common Stock is purchased. The Board may change the Designated Percentage with respect to any future Option Period, but not below eighty-five percent (85%).

          5.5   If the total number of shares of Common Stock for which options granted under the Plan are exercisable exceeds the maximum number of shares offered on any Entry Date, the number of

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  shares which may be purchased under options granted on the Entry Date shall be reduced on a pro rata basis in as nearly a uniform manner as shall be practicable and equitable. In this event, payroll deductions shall also be reduced or refunded accordingly. If an Employee's payroll deductions during any Exercise Period exceeds the purchase price for the maximum number of shares permitted to be purchased under Section 5.3, the excess shall be refunded to the Participant without interest (except where otherwise required by local law).

          5.6   In the event that the Fair Market Value of the Corporation's Common Stock is lower on the first day of an Exercise Period within an Option Period (subsequent "Reassessment Date") than it was on the Entry Date for such Option Period, all Employees participating in the Plan on the Reassessment Date shall be deemed to have relinquished the unexercised portion of the option granted on the Entry Date and to have enrolled in and received a new option commencing on such Reassessment Date, unless the Board has determined not to permit overlapping Option Periods or to restrict such transfers to lower price Option Periods.

6.    PURCHASE OF STOCK.

        Upon the expiration of each Exercise Period, a Participant's option shall be exercised automatically for the purchase of that number of full shares of Common Stock which the accumulated payroll deductions credited to the Participant's account at that time shall purchase at the applicable price specified in Section 5.4.

7.    PAYMENT AND DELIVERY.

        Upon the exercise of an option, the Corporation shall deliver to the Participant the Common Stock purchased and the balance of any amount of payroll deductions credited to the Participant's account not used for the purchase. The Board may permit or require that shares be deposited directly with a broker designated by the Participant (or a broker selected by the Committee) or to a designated agent of the Company, and the Committee may utilize electronic or automated methods of share transfer. The Board may require that shares be retained with such broker or agent for a designated period of time (and may restrict dispositions during that period) and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares or to restrict transfer of such shares. To the extent the unused cash balance represents a fractional share, the unused cash balance credited to the Participant's account shall be carried over to the next Exercise Period, if the Participant is also a Participant in the Plan at that time or refunded to the Participant, as determined by the Committee. The Corporation shall retain the amount of payroll deductions used to purchase Common Stock as full payment for the Common Stock and the Common Stock shall then be fully paid and non-assessable. No Participant shall have any voting, dividend, or other stockholder rights with respect to shares subject to any option granted under the Plan until the option has been exercised and shares issued.

8.    RECAPITALIZATION.

        If after the grant of an option, but prior to the purchase of Common Stock under the option, there is any increase or decrease in the number of outstanding shares of Common Stock because of a stock split, stock dividend, combination or recapitalization of shares subject to options, the number of shares to be purchased pursuant to an option, the share limit of Section 5.3 and the maximum number of shares specified in Section 5.1 shall be proportionately increased or decreased, the terms relating to the purchase price with respect to the option shall be appropriately adjusted by the Board, and the Board shall take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances.

        The Board, if it so determines in the exercise of its sole discretion, also may adjust the number of shares specified in Section 5.1, as well as the price per share of Common Stock covered by each

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outstanding option and the maximum number of shares subject to any individual option, in the event the Corporation effects one or more reorganizations, recapitalizations, spin-offs, split-ups, rights offerings or reductions of shares of its outstanding Common Stock.

        The Board's determinations under this Section 8 shall be conclusive and binding on all parties.

9.    MERGER, LIQUIDATION, OTHER CORPORATION TRANSACTIONS.

        In the event of the proposed liquidation or dissolution of the Corporation, the Option Period will terminate immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Board in its sole discretion, and all outstanding options shall automatically terminate and the amounts of all payroll deductions will be refunded without interest to the Participants.

        In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger or consolidation of the Corporation with or into another corporation, then in the sole discretion of the Board, (1) each option shall be assumed or an equivalent option shall be substituted by the successor corporation or parent or subsidiary of such successor corporation, (2) a date established by the Board on or before the date of consummation of such merger, consolidation or sale shall be treated as an Exercise Date, and all outstanding options shall be deemed exercisable on such date or (3) all outstanding options shall terminate and the accumulated payroll deductions shall be returned to the Participants.

10.    TRANSFERABILITY.

        Options granted to Participants may not be voluntarily or involuntarily assigned, transferred, pledged, or otherwise disposed of in any way, and any attempted assignment, transfer, pledge, or other disposition shall be null and void and without effect. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than as permitted by the Code, such act shall be treated as an election by the participant to discontinue participation in the Plan pursuant to Section 4.2.

11.    AMENDMENT OR TERMINATION OF THE PLAN.

          11.1 The Plan shall continue until, January 31, 2007 unless previously terminated in accordance with Section 11.2.

          11.2 The Board may, in its sole discretion, insofar as permitted by law, terminate or suspend the Plan, or revise or amend it in any respect whatsoever, except that, without approval of the shareholders, no such revision or amendment shall:

          (a)   materially increase the number of shares subject to the Plan, other than an adjustment under Section 8 of the Plan;

          (b)   materially modify the requirements as to eligibility for participation in the Plan, except as otherwise specified in this Plan;

          (c)   materially increase the benefits accruing to Participants;

          (d)   reduce the purchase price specified in Section 5.4, except as specified in Section 8;

          (e)   extend the term of the Plan beyond the date specified in Section 11.1; or

          (f)    amend this Section 11.2 to defeat its purpose.

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12.    ADMINISTRATION.

        The Board shall appoint a Committee consisting of at least two members who will serve for such period of time as the Board may specify and who may be removed by the Board at any time. The Committee will have the authority and responsibility for the day-to-day administration of the Plan, the authority and responsibility specifically provided in this Plan and any additional duties, responsibility and authority delegated to the Committee by the Board, which may include any of the functions assigned to the Board in this Plan. The Committee shall have full power and authority to promulgate any rules and regulations which it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection with administration of the Plan as it deems necessary or advisable, consistent with the delegation from the Board. Decisions of the Board and the Committee shall be final and binding upon all participants. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting of the Committee duly held. The Corporation shall pay all expenses incurred in the administration of the Plan. No Board or Committee member shall be liable for any action or determination made in good faith with respect to the Plan or any option granted thereunder.

13.    COMMITTEE RULES FOR FOREIGN JURISDICTIONS.

        The Committee may adopt rules or procedures relating to the operation and administration of the Plan in non-United States jurisdictions to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements.

14.    SECURITIES LAWS REQUIREMENTS.

        The Corporation shall not be under any obligation to issue Common Stock upon the exercise of any option unless and until the Corporation has determined that: (i) it and the Participant have taken all actions required to register the Common Stock under the Securities Act of 1933, or to perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) all other applicable provisions of state, federal and applicable foreign law have been satisfied.

15.    GOVERNMENTAL REGULATIONS.

        This Plan and the Corporation's obligation to sell and deliver shares of its stock under the Plan shall be subject to the approval of any governmental authority required in connection with the Plan or the authorization, issuance, sale, or delivery of stock hereunder.

16.    NO ENLARGEMENT OF EMPLOYEE RIGHTS.

        Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Corporation or any Designated Subsidiary or to interfere with the right of the Corporation or Designated Subsidiary to discharge any Employee at any time.

17.    GOVERNING LAW.

        This Plan shall be governed by California law.

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18.    EFFECTIVE DATE AND SUBSEQUENT PLAN HISTORY.

        This Plan became effective on the first date in 1997 in which the Common Stock traded on the NASDAQ System or NASDAQ National Market System. The Board approved an increase in shares of Common Stock that may be issued under the Plan from 250,000 to 500,000 on September 25, 1998, which increase was approved by shareholders on November 12, 1998. The Board approved certain amendments to the Plan on August 20, 2003, which amendments did not require the approval of the shareholders of the Corporation. The Board approved an increase in shares of Common Stock that may be issued under the Plan from 500,000 to 600,000 on September 6, 2003, which increase is reflected in Section 5.1, but is subject to approval of the shareholders of the Corporation within 12 months of its adoption by the Board of Directors.

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OVERLAND STORAGE, INC.	2003 Proxy
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I appoint Christopher Calisi and Vernon A. LoForti, or either of them, with power of substitution to each, to vote all shares of common stock which I have power to vote at the annual meeting of shareholders of Overland Storage, Inc. to be held on Monday, November 17, 2003 at 9:00 a.m., or at any adjournment or postponement thereof, in accordance with the instructions on the reverse side of this card and with the same effect as though I were present in person and voting such shares. My appointed proxies are authorized in their discretion to vote upon such other business as may properly come before the annual meeting.

(CONTINUED, AND TO BE SIGNED AND DATED ON REVERSE SIDE)

Thank You For Voting

There are three ways to vote your Proxy.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.	COMPANY # CONTROL #

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY *** IMMEDIATE

  •
  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 9:00 a.m. Pacific Time, on November 14, 2003.

  •
  You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4-digits of the U.S. Social Security Number or Tax Identification Number for this account. If you do not have a U.S. SSN or TIN please enter 4 zeros.

  •
  Follow the simple instructions the voice provides you.

VOTE VIA INTERNET — http://www.eproxy.com/ovrl/ — QUICK *** EASY *** IMMEDIATE

  •
  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 10:00 a.m. Pacific Time, on November 14, 2003.

  •
  You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4-digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. If you do not have a U.S. SSN or TIN please leave blank.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Overland Storage, Inc., c/o Wells Fargo Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2, 3 AND 4

1.	ELECT DIRECTORS:	01 Christopher Calisi 02 Robert A. Degan 03 Scott McClendon	04 John Mutch 05 Peter Preuss 06 John A. Shane	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's number in the space provided at right.)

\/ Please fold here \/

2.	APPROVE AMENDMENT TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE BY 100,000:	☐	For	☐	Against	☐	Abstain

3.	APPROVE THE 2003 EQUITY INCENTIVE PLAN:	☐	For	☐	Against	☐	Abstain

4.	RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS:	☐	For	☐	Against	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box ☐ Indicate changes below:	Date:
Signature(s) in Box
Please sign exactly as your name(s) appear to the left. When signing in a fiduciary or representative capacity, please add your full title. If shares are registered in more than one name, all holders must sign. If signature is for a corporation or partnership, the handwritten signature and title of an authorized officer or person is required, together with the full company name.

QuickLinks

BOARD STRUCTURE AND COMPENSATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
OUR BOARD RECOMMENDS A VOTE "FOR" THE ELECTION TO THE BOARD OF EACH OF THESE NOMINEES
PROPOSAL NO. 2 APPROVAL OF AMENDMENT TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN
OUR BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE PURCHASE PLAN
PROPOSAL NO. 3 APPROVAL OF OVERLAND 2003 EQUITY INCENTIVE PLAN
PROPOSAL NO. 4 RATIFICATION OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS
Appendix A Overland Storage, Inc. 2003 Equity Incentive Plan
TABLE OF CONTENTS
Overland Storage, Inc. 2003 Equity Incentive Plan
Attachment I Amended and Restated 1996 Employee Stock Purchase Plan